Exhibit 10.6

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Execution copy

CONFIDENTIAL

Manufacturing and Supply Agreement

BETWEEN

LANXESS CORPORATION

AND

RELYPSA, INC.

EFFECTIVE AS OF

NOVEMBER 27, 2012

Execution copy

CONFIDENTIAL

TABLE OF CONTENTS

ARTICLE I DEFINITIONS; ORGANIZATION OF AGREEMENT; RULES OF CONSTRUCTION			1

1.	DEFINITIONS		1

2.	ORGANIZATION OF THIS AGREEMENT; RULES OF CONSTRUCTION		7
	2.1	Organization.	7
	2.2	Law.	7
	2.3	Headings.	7
	2.4	“Includes”	7
	2.5	Appendices; Quality Agreement.	7

ARTICLE II SERVICES GENERALLY; NDA SUPPORT; MANAGEMENT			8

3.	SERVICES GENERALLY		8
	3.1	Manufacturing Services.	8
	3.2	Purchase Orders.	8
	3.3	Procurement.	8
	3.4	Analytical Support.	9
	3.5	Records.	9
	3.6	Performance of Services by Saltigo.	9

4.	GOOD FAITH; MANUFACTURING AND SUPPLY TEAM		9
	4.1	Good Faith	9
	4.2	Steering Committee; Operations Supply Team.	9

ARTICLE III ACTIVITIES SPECIFIC TO THE INITIAL TERM			10

5.	FACILITY INVESTMENTS		10
	5.1	Facility Investments.	10
	5.2	Reimbursement for Facility Investments.	10
	5.3	Reimbursement to RELYPSA	11

6.	NDA SUPPORT		11
	6.1	Approval Activities.	11
	6.2	Payment.	12

7.	VALIDATION BATCHES		12
	7.1	Validation Batches	12
	7.2	Payment.	12

8.	MANUFACTURE OF BULK DRUG DURING THE INITIAL TERM		12
	8.1	Initial PO.	12
	8.2	Delivery.	13
	8.3	Payment Under Initial PO.	13

-i-

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

	8.4	Other Expenses Payable by RELYPSA.	13
	8.5	Milestone-Based Payments	13
	8.6	[***] Payments.	14
	8.7	Appendix 2.	15
	8.8	Additional Orders of Bulk Intermediate or Bulk Drug During Initial Term.	15

ARTICLE IV ACTIVITIES SPECIFIC TO THE SUBSEQUENT TERM			15

9.	INCENTIVE PO; FORECASTS; MINIMUM COMMITMENT; PRICING AND PAYMENT		15
	9.1	Incentive PO.	15
	9.2	Strategic Forecast.	15
	9.3	Delivery Dates; Requirements; Forecasts.	16
	9.4	Base Price; Base Price Negotiations	16
	9.5	Minimum Commitment.	17
	9.6	Firm Orders; Capacity.	18
	9.7	Other Expenses Payable by RELYPSA.	18
	9.8	Payment Terms.	18
	9.9	Default on Undisputed Payment Obligations	19

ARTICLE V PROVISIONS APPLICABLE TO ALL SERVICES UNDER THIS AGREEMENT			19

10.	COMMERCIAL MANUFACTURE; OVERALL COVENANTS AND AGREEMENTS		19
	10.1	Quality Agreement	19
	10.2	Changes in Specifications.	19
	10.3	Master Batch Record	20
	10.4	Stability Studies.	20

11.	RAW MATERIALS		21
	11.1	First MFA PO	21
	11.2	Standards for Production of MFA.	21
	11.3	Payment for CFPM Associated with the First MFA PO.	21
	11.4	Remaining MFA for Initial PO and Key Raw Materials Generally	22
	11.5	Other Raw Materials	23

12.	RELEASE; DELIVERY		24
	12.1	Release.	24
	12.2	Delivery.	24
	12.3	Transportation.	24
	12.4	Title and Risk of Loss.	24

13.	ACCEPTANCE		24
	13.1	Notification and Review.	24
	13.2	LANXESS Analysis.	25
	13.3	Remedy for Nonconformity	25
	13.4	Dispute Resolution.	26

-ii-

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

14.	WARRANTIES		26
	14.1	LANXESS Warranties.	26
	14.2	RELYPSA Warranties.	27
	14.3	Mutual Warranties.	27
	14.4	Disclaimer of Warranties.	27

15.	LIMITATION OF LIABILITY		28

16.	AUDITS AND INSPECTIONS; SAFETY ISSUES		28
	16.1	RELYPSA and Regulatory Audits and Inspections.	28
	16.2	Person in Plant.	28
	16.3	PAI Pre-Audit	28
	16.4	Notices Regarding Safety of Products.	29
	16.5	Regulatory Support.	29

17.	MANUFACTURING AND PRICE IMPROVEMENTS		29
	17.1	Improvement Initiatives.	29
	17.2	Cooperation in Implementing Improvements	30
	17.3	Cost Sharing	30

18.	PRODUCT RECALLS		30
	18.1	Recalls	30
	18.2	Notice of Potential Issues.	30

ARTICLE VI OTHER GENERALLY APPLICABLE PROVISIONS			30

19.	TERM		30

20.	INTELLECTUAL PROPERTY		31
	20.1	Background Intellectual Property	31
	20.2	Intellectual Property Generally.	31
	20.3	Discoveries and Improvements.	31
	20.4	LANXESS Intellectual Property.	32
	20.5	LANXESS Right to Use Discoveries	32
	20.6	Limited License.	32

21.	INSURANCE		33
	21.1	RELYPSA Insurance.	33
	21.2	LANXESS Insurance.	33

22.	CONFIDENTIALITY		33
	22.1	Confidential Information.	33
	22.2	Exceptions.	34
	22.3	Disclosure Pursuant to Legal Requirements.	34
	22.4	Prior Agreements.	34
	22.5	Survival	35

23.	TERMINATION		35

-iii-

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

	23.1	By RELYPSA Without Cause.	35
	23.2	Termination by LANXESS Without Cause	36
	23.3	Termination Without Cause in Cases of [***] or in Cases of Failure to
		Agree on Base Price.	37
	23.4	Material Breach.	37
	23.5	Consequences of Termination/Expiration	38
	23.6	Effect on Firm Orders.	39
	23.7	Accrued Rights; Continuing Obligations.	39
	23.8	Survival of Provisions.	39

24.	INDEMNIFICATION		39
	24.1	RELYPSA Indemnification	39
	24.2	LANXESS Indemnification	40
	24.3	Indemnification Procedures.	40

25.	SURVIVAL		41

26.	FORCE MAJEURE		41

27.	EXCLUSIVITY		41

28.	NOTICES		41

29.	MISCELLANEOUS PROVISIONS		42
	29.1	Assignment; Affiliates; Parties Bound	42
	29.2	Relationship	42
	29.3	Public Announcements	43
	29.4	Waivers.	43
	29.5	Severability.	43
	29.6	English Language	43
	29.7	Counterparts	43
	29.8	Subcontracting.	43
	29.9	Entirety; MOU; Amendments	44
	29.10	No Third Party Beneficiaries	44
	29.11	Preference; Construction	44

30.	GOVERNING LAW; ARBITRATION; AND JURISDICTION		44

31.	DISPUTE RESOLUTION		45

APPENDICES

Appendix 5.1 – Facility Investments

Appendix 6.1 – Approval Activities

Appendix 8.1 – Initial PO

Appendix 8.2 – Initial PO Delivery Schedule

-iv-

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Appendix 8.7 – Initial PO Payment Schedule

Appendix 9.1 – Incentive PO Delivery Dates

Appendix 9.2 – Strategic Forecast

Appendix 9.5(b) – [***] Price Grid

Appendix 9.8 – Foreign Exchange Rate Adjustment

Appendix 11.3 – Initial PO [***] Payment Schedule

Appendix 11.4(a) – Initial PO MFA Payment Schedule

Appendix 11.4(c) – RELYPSA Third Party MFA Suppliers

-v-

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Execution copy

CONFIDENTIAL

MANUFACTURING AND SUPPLY AGREEMENT

THIS AGREEMENT is made effective as of November 27, 2012 (the “Effective Date”) by and between RELYPSA, INC. (“RELYPSA”) and LANXESS CORPORATION (“LANXESS”). Each party is sometimes referred to herein as a “Party” and the parties together as the “Parties.”

WHEREAS:

(A)	LANXESS and its Affiliates carry on the business of, inter alia, cGMP bulk manufacture of pharmaceutical products, including polymers, and

(B)	RELYPSA wishes LANXESS to manufacture Bulk Drug (as defined below) and LANXESS is willing to manufacture Bulk Drug on the terms and conditions set out in this Agreement.

It is agreed as follows:

ARTICLE I

DEFINITIONS; ORGANIZATION OF AGREEMENT; RULES OF CONSTRUCTION

1. DEFINITIONS. In this Agreement the following terms shall have the meaning indicated and capitalized terms in the text of this Agreement shall have the meaning associated with each such term:

1.1 “Affiliates” means, with respect to either Party to this Agreement, any company, partnership or other entity that directly or indirectly controls, is controlled by or is under common control with such Party. For the purpose of this definition, “control” means direct or indirect beneficial ownership or voting control of at least fifty percent (50%) of the issued share capital in such company or equivalent voting control of a partnership or other entity.

1.2 “API” means the active pharmaceutical ingredient, [***].

1.3 “Approval Date” means the date that RELYPSA receives written notice from the FDA that the Product is approved for commercial sale.

1.4 “Audit” means an audit and inspection of all documents, processes and facilities of LANXESS, Saltigo, or of any other approved Affiliate, subcontractor or Key Raw Material supplier to the extent such documents, processes or facilities relate to the Manufacture of Bulk Intermediate and Bulk Drug.

1.5 “Background IP” means Intellectual Property owned or controlled by a Party or its Affiliates prior to the Effective Date or otherwise independently developed by a Party or its Affiliates outside the scope of the MOU or this Agreement.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.6 “Base Price” means the price specified in the First MFA PO, the Initial PO, the Incentive PO, or any other Firm Order for the Manufacture of Bulk Drug or Bulk Intermediate or the production of MFA, as applicable, as further described in Section 9.5.

1.7 “Batch” means a quantity of material that (a) is intended to have uniform character and quality within specified limits set forth in the Specifications or stability protocol, and (b) is produced according to a single Manufacturing order during the same campaign of Manufacture, and (c) is designated with a single LANXESS lot number.

1.8 “Bulk Drug” means the bulk form of API which has been Manufactured or is to be Manufactured by LANXESS pursuant to this Agreement.

1.9 “Bulk Intermediate” means the bulk form of [***] which has been Manufactured or is to be Manufactured by LANXESS pursuant to this Agreement.

1.10 “Certificate of Analysis” means a document signed by a qualified and authorized employee or representative of LANXESS certifying and confirming that the MFA (if produced by LANXESS pursuant to this Agreement), Bulk Intermediate or Bulk Drug to which such document refers conforms to the applicable Specifications.

1.11 “Certificate of Compliance” means a document signed by a qualified and authorized employee or representative of LANXESS certifying and confirming that the Bulk Intermediate or Bulk Drug to which such document refers has been Manufactured in accordance with the Master Batch Record, the Quality Agreement, applicable SOPs and cGMP.

1.12 “cGMP” means the regulatory requirements for current good manufacturing practices required by the applicable Regulatory Authority with respect to the Manufacture of the Bulk Intermediate and Bulk Drug pursuant to this Agreement, including the United States’ current Good Manufacturing Practices pursuant to the U.S. Federal Food, Drug, and Cosmetic Act, as amended (21 U.S.C. Sec. 301 et seq., “FDCA”), and relevant regulations promulgated thereunder (including, without limitation, 21 C.F.R. Parts 11, 210 and 211), the European Union’s current Good Manufacturing Practices pursuant to EC Directive 2003/94/EC of 8 October 2003, and the International Conference on Harmonisation Guidance for Industry Q7 Good Manufacturing Practice Guidance for Active Pharmaceutical Ingredients (“ICH Q7”), and any comparable regulatory requirements designated by the Parties as applicable in a Firm Order, as such regulatory requirements may be amended from time to time.

1.13 “Competitive Product” means a [***] therapeutic drug that [***].

1.14 “Competitor” means, (i) in the case of LANXESS, a Person who manufactures, or who has an Affiliate who manufactures, [***] under cGMP, and, (ii) in the case of RELYPSA, a Person who is, or whose Affiliate is, researching, developing, marketing or selling a Competitive Product.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.15 “Delivery Date” means the date of receipt of a Batch of Bulk Drug or other materials by RELYPSA or its designee.

1.16 “Effective Date” means the date of this Agreement as set forth above.

1.17 “Initial Term” means the period from the Effective Date through [***].

1.18 “Intellectual Property” means (i) Know-How, (ii) all inventions (whether patentable or unpatentable and whether or not reduced to practice), all improvements thereto, and all patents, patent applications, and patent disclosures worldwide, together with all reissuances, divisions, continuations, continuations-in-part, revisions, extensions, and reexaminations thereof, (iii) all copyrightable works, all copyrights, and all applications, registrations and renewals in connection therewith, (iv) trademarks, service marks, trade dress, logos, trade names, and corporate names, together with all translations, adaptations, derivations, and combinations thereof and including all goodwill associated therewith, (v) all other proprietary rights, and (vi) all copies and tangible embodiments thereof (in whatever form or medium), in each case whether owned or controlled by a Party or an Affiliate of a Party.

1.19 “Intermediates” means all materials between MFA and Bulk Drug, including [***].

1.20 “Key Raw Materials” means Raw Materials that are identified in the Quality Agreement as Key Raw Materials.

1.21 “Know-How” means any and all proprietary nonpublic information, inventions, discoveries, trade secrets, processes, techniques, technology, methods, reactions, relationships, theories, physics, conditions, designs and other information (including data, results, reports, expertise, techniques, methods, processes, assays, developments, standard operating procedures, formulas, and specifications), which are owned or controlled by a Party or an Affiliate of a Party, whether or not patentable, including any of the foregoing that is necessary or useful for the research, development, Manufacture, use, sale, offer for sale, export, or import of Bulk Intermediate or Bulk Drug.

1.22 “LANXESS Intellectual Property” means all Background IP and Know-How owned or controlled by LANXESS or its Affiliates; provided, however, that LANXESS Intellectual Property conceived, reduced to practice or made by LANXESS after the Effective Date shall only include Intellectual Property claiming or relating to [***] if such Intellectual Property was developed [***]; and further provided, that nothing in the preceding proviso is intended to modify, alter, or affect the Parties’ respective ownership of any Intellectual Property relating to [***] to the extent first conceived, reduced to practice or made by LANXESS prior to the Effective Date, whether pursuant to the Previous DSA, the MSA, or otherwise.

1.23 “Legal Requirements” means cGMP and all laws, rules, regulations, ordinances, guidances, guidelines, and standards of any international, supranational, national, state, or local governmental authority of competent jurisdiction which are applicable to the circumstances in which the term “Legal Requirements” is used herein.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.24 “Manufacture” means the production of Bulk Intermediates and Bulk Drug from Raw Materials and Bulk Intermediates and shall, where relevant, include receipt of materials, processing, manufacturing, assembling, Release, packaging, handling, testing, quality control, routine follow-up stability studies as required under cGMP and storage. “Manufactured” and “Manufacturing” shall be interpreted accordingly.

1.25 “Manufacturing Facilities” means the LANXESS production facility located at [***] operated by Saltigo and designated as [***] and any other sites or facilities at which any step in Manufacturing occurs or where any activities subject to cGMP are conducted by or on behalf of LANXESS.

1.26 “Manufacturing Records” means all documents created by LANXESS, any LANXESS Affiliate, or subcontractor of LANXESS or an Affiliate, relating to the production of MFA or the Manufacture of Bulk Intermediate or Bulk Drug, including the Master Batch Record, Batch records, deviation reports, test results, non-conformance reports, Raw Materials documentation and Certificates of Analysis and/or Compliance.

1.27 “Manufacturing Transfer Information” means all Know-How, Manufacturing Records, registration data, experience, instructions, standards, methods, test and trial results, manufacturing processes, hazard assessments, quality control standards, formulae, specifications, storage data, samples, drawings, designs, analytical methods, validation reports of analytical methods and all other relevant information relating to the Raw Materials, Bulk Intermediate, and Bulk Drug and the Manufacture, testing or storage of the Bulk Intermediate and Bulk Drug; provided, however, that Manufacturing Transfer Information shall not include any LANXESS Intellectual Property.

1.28 “Master Batch Record” means the complete instructions and procedures for the Manufacture of the Bulk Intermediate and Bulk Drug as developed and maintained in LANXESS’s standard format and agreed upon by the Parties, including the identification of Raw Materials, required formulation, yield, manufacturing procedures, in-process control testing requirements, storage and labeling.

1.29 “[***]” means the Intermediate which is [***].

1.30 “MFA” means the Raw Material methyl 2-fluoroacrylate.

1.31 “MOU” means the Memorandum of Understanding between the parties with an Effective Date of November 27, 2012, as amended.

1.32 “MSA” means the Master Services Agreement between the Parties dated as of January 1, 2011.

1.33 “NDA” means a New Drug Application filed for the Product by RELYPSA with the FDA and all subsequent submissions, supplements or amendments related thereto.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.34 “Nonconforming” means that a Batch of Bulk Intermediate or Bulk Drug, as applicable, does not comply with all of the warranties in Section 14.1(a). “Nonconformity” and “Nonconform” shall be interpreted accordingly.

1.35 “PAI” means the pre-approval inspection conducted by the FDA in connection with its review of an NDA which LANXESS must pass in order to perform all of its Manufacturing obligations under this Agreement.

1.36 “Person” means an individual, sole proprietorship, partnership, limited partnership, limited liability partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture or other similar entity or organization.

1.37 “PO” means a written order from RELYPSA to LANXESS which shall specify (i) the quantity of MFA, Bulk Intermediate or Bulk Drug ordered, (ii) the Base Price for MFA, Bulk Intermediate or Bulk Drug, as applicable, and the schedule of payment, (iii) the Specifications for such material, (iv) the requested Release and Delivery Dates for such material, (v) the requested delivery destination for such material, and (vi) such other matters as may be relevant to such order.

1.38 “Previous DSA” means the Development Services Agreement entered into by and between LANXESS and Ilypsa, Inc. (“Ilypsa”) effective January 28, 2005, as amended by Amendment No. 1 effective January 28, 2005, and as assigned from Ilypsa to RELYPSA [***] on October 24, 2007, and as amended by Amendment No. 2 effective October 20, 2010.

1.39 “Product” means the RELYPSA proprietary product containing API packaged and labeled in finished dosage form from Bulk Drug.

1.40 “Product Launch” means the first commercial sale of the Product to a wholesaler, healthcare management organization, hospital or pharmacy in either the United States, Canada or the European Union after the applicable Regulatory Approval is issued.

1.41 “Quality Agreement” means the Quality Agreement dated as of June 27, 2013, between LANXESS and RELYPSA, as the same may be amended, which constitutes an integrated part of this Agreement and defines the quality assurance responsibilities of the Parties as they relate to this Agreement.

1.42 “Raw Materials” means all materials, including packaging materials, used in the Manufacture of Bulk Intermediate or Bulk Drug.

1.43 “Regulatory Approval” means any product license, marketing authorization or clinical trials certificate issued by the relevant Regulatory Authority permitting, as appropriate, the importation, distribution, sale, marketing and/or use of the Product in any country.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.44 “Regulatory Authority” means the European Medicines Agency, the U.S. Food and Drug Administration (“FDA”) or any equivalent competent governmental regulatory body in any other jurisdiction that regulates the Manufacturing and commercialization of the Products in such jurisdiction.

1.45 “Release” means the end result of the process performed by LANXESS in accordance with cGMP and the SOPs by which LANXESS determines that a Batch of Bulk Intermediate or Bulk Drug complies with the warranties in Section 14.1(a) or that MFA produced by LANXESS complies with Section 11.2. “Released” shall be interpreted accordingly.

1.46 “RELYPSA Intellectual Property” means Background IP and Know-How owned or controlled by RELYPSA or its Affiliates.

1.47 “Saltigo” means Saltigo GmbH, an Affiliate of LANXESS.

1.48 “Services” means the services to be performed by LANXESS under the MOU and/or this Agreement, including Manufacturing.

1.49 “SOPs” means the internal standard operating procedures as established by an operator of a Manufacturing Facility from time to time.

1.50 “Specifications” means the specifications of the API, Raw Materials, and [***], along with the set of analytical test methods and acceptance criteria applicable thereto, as set forth in the Quality Agreement, as such Specifications may be amended in accordance with Section 10.2 and the change control procedures in the Quality Agreement. With respect to MFA produced by LANXESS, the term “Specifications” also includes the specifications for such MFA.

1.51 “Subsequent Term” means the sixty (60) month period beginning at the expiration of the Initial Term and ending on December 31, 2020.

1.52 “Term” has the meaning set forth in Section 19.

1.53 “Third Party” means any Person other than RELYPSA or LANXESS or their respective Affiliates.

Each of the following definitions is found elsewhere in this Agreement at the indicated page:

[***] Price Grid	18	Competitive	17	Established Exchange Rate	18
Approval Activities	11	Confidential Information	32	Exchange Rate Tolerance	18
[***]	14	[***]	17	Facility Investments	10
[***]	21	Discoveries	31	FDA	5
Changes in Specifications	19	Effective Date	i	Firm Order	8

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

First MFA PO	21	[***]	14	RELYPSA Information	30
Force Majeure	40	LANXESS Indemnitees	39	RELYPSA Insurance	32
Forecast	16	Losses	39	RELYPSA Materials	8
Improvements	29	MT	10	Steering Committee	9
Incentive PO	15	Observation Visit	28	Target Year	17
Indemnitee	39	OST	9	Term	30
Indemnitor	39	Parties	i	Validation Batches	12
Initial PO	12	RELYPSA Indemnitees	39

2.	ORGANIZATION OF THIS AGREEMENT; RULES OF CONSTRUCTION

2.1 Organization. Pursuant to certain binding terms of the MOU, LANXESS agreed to produce MFA and Manufacture and supply Bulk Intermediate and Bulk Drug for the Initial Term. In addition, among other binding terms in the MOU, if LANXESS met certain requirements, RELYPSA agreed to issue a binding PO for the Manufacture of certain quantities of Bulk Drug by LANXESS during the Initial and Subsequent Term. In this Agreement, Article III addresses specific obligations of the Parties with respect to the Manufacture of Bulk Drug during the Initial Term and Article IV addresses specific obligations with respect to the Manufacture of Bulk Drug during the Subsequent Term. Articles II, V and VI include provisions that apply to the production of MFA and the Manufacture of Bulk Intermediate and Bulk Drug in the Initial and Subsequent Terms as well as other provisions agreed upon by the Parties that apply to the Services to be performed hereunder.

2.2 Law. Any reference, express or implied, to any law includes references to

(a) that law as amended, extended or applied by or under any other law (before or after the signature of this Agreement) and

(b) any subordinate legislation made (before or after the signature of this Agreement) under that law, as amended, extended or applied.

2.3 Headings. The headings in this Agreement are for convenience of reference only and do not affect the interpretation or scope of this Agreement or any provision herein.

2.4 “Includes”. Wherever any provision of this Agreement uses the term “including” (or “includes”), such term shall be deemed to mean “including, without limitation” and “including, but not limited to.”

2.5 Appendices; Quality Agreement. The Appendices attached hereto and the Quality Agreement are an integral part of this Agreement and are incorporated herein by reference.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ARTICLE II

SERVICES GENERALLY; NDA SUPPORT; MANAGEMENT

3.	SERVICES GENERALLY

3.1 Manufacturing Services. During the Term, and subject to the terms and conditions of this Agreement, Saltigo, on behalf of LANXESS, shall (a) produce [***] MT of MFA in accordance with the terms of the First MFA PO and Section 11.2 and (b) Manufacture for commercial sale and supply Bulk Drug ordered by RELYPSA under Firm Orders in compliance with (i) cGMP, (ii) the Master Batch Record, (iii) the covenants and warranties of LANXESS hereunder, (iv) the Specifications for MFA, Bulk Intermediate and Bulk Drug, (v) this Agreement, (vi) the Quality Agreement, and (vii) all applicable Legal Requirements, and (c) deliver Bulk Drug to RELYPSA or a Third Party designated by RELYPSA in writing in accordance with the applicable Firm Order, and RELYPSA shall purchase such MFA and Bulk Drug.

3.2 Purchase Orders. During the Term, RELYPSA shall submit POs to LANXESS covering RELYPSA’s Firm Orders. If the terms set forth in a PO are consistent with the terms of this Agreement and the Quality Agreement, LANXESS shall confirm receipt of such RELYPSA PO within [***] of receipt. Upon sending of the confirmation, and [***], such PO shall become a firm order binding upon the Parties (a “Firm Order”). If any of the terms of a PO submitted by RELYPSA is not consistent with the terms of this Agreement or the Quality Agreement, or if LANXESS does not agree with any term therein that requires the mutual agreement of the Parties under this Agreement or the Quality Agreement (including [***]), LANXESS shall so notify RELYPSA within [***] of receiving such PO, and the Parties will use reasonable best efforts to resolve any disputed terms as promptly as possible, and RELYPSA shall resubmit the PO after all such disputed terms have been resolved. Failure of LANXESS to issue such confirmation or notice with such [***] shall be deemed a confirmation of the PO by LANXESS and such PO shall constitute a Firm Order. For the avoidance of doubt, LANXESS is not [***]. Each Firm Order will consist of, and be governed by, the terms of this Agreement, and in the event of any conflict between the terms of any PO or any confirmation and this Agreement, the terms of this Agreement shall control. The Parties acknowledge and agree that the First MFA PO and the Initial PO have each been issued and accepted and are Firm Orders. Firm Orders cannot be changed without the prior written approval of each Party, unless otherwise expressly provided in this Agreement.

3.3 Procurement. LANXESS shall be responsible for the procurement, proper quality and documentation of the quality of Raw Materials, components, equipment and the Manufacturing Facilities used for the Manufacture of Bulk Intermediate and Bulk Drug in accordance with the Quality Agreement and cGMP, unless otherwise agreed in writing by the Parties in a Firm Order or otherwise set forth in this Agreement. Any Raw Materials, Bulk Intermediate, in-process materials, Bulk Drug and/or derivatives that were supplied or purchased by RELYPSA or for which LANXESS was reimbursed by RELYPSA shall be the property of RELYPSA (“RELYPSA Materials”). Except as otherwise agreed to hereunder, LANXESS shall not use or transfer to any Third Party any RELYPSA Materials without prior written approval of RELYPSA and shall use such RELYPSA Materials solely to perform this Agreement. For the avoidance of doubt, RELYPSA Materials do not include any Facility Investments.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3.4 Analytical Support. LANXESS shall provide the agreed analytical support for Raw Materials, Bulk Intermediate, and/or Bulk Drug, cleaning, potency, controls for impurities in MFA and other Raw Materials, Bulk Intermediates and/or Bulk Drug, cGMP testing and documentation, and the like, according to the Quality Agreement and the Specifications and as required by in this Agreement or each Firm Order. LANXESS shall maintain suitable written records to verify compliance with this Section and RELYPSA may audit such records in accordance with the Quality Agreement.

3.5 Records. LANXESS shall, in accordance with applicable Legal Requirements, including cGMP, and the Quality Agreement maintain complete Manufacturing Records and reports relating to its activities performed in providing the Services under this Agreement (including keeping accurate records of the production of MFA and the Manufacture of Bulk Intermediate and Bulk Drug). The original Manufacturing Records shall be held in secure storage by LANXESS for the applicable periods required by the Quality Agreement. The format and content of such records will follow LANXESS’s SOPs in accordance with LANXESS’s Technical Registration Document (TRD); provided, that Batch records and all other documents will be in the German language. LANXESS shall provide RELYPSA with access to all such records in accordance with the Quality Agreement. The Parties agree that, except as otherwise expressly provided in Sections 9.7 and 9.9(c), LANXESS shall have [***].

3.6 Performance of Services by Saltigo. The Parties acknowledge that Services will be performed by Saltigo and subcontractors of Saltigo (including other LANXESS Affiliates) on behalf of LANXESS.

4.	GOOD FAITH; MANUFACTURING AND SUPPLY TEAM

4.1 Good Faith. RELYPSA agrees (i) to cooperate and deal honestly and in good faith with LANXESS to facilitate LANXESS’s performance of the Services, and (ii) to disclose any material information that RELYPSA believes is reasonably necessary for LANXESS to perform the Services in a timely fashion, subject to the terms set forth herein. LANXESS agrees (a) to cooperate and deal honestly and in good faith with RELYPSA, and (b) to disclose any material information that LANXESS reasonably believes to be necessary for RELYPSA to receive the full benefit of such Services, subject to the terms set forth herein.

4.2 Steering Committee; Operations Supply Team.

(a) The Parties hereby establish a Steering Committee (“Steering Committee”) comprised of two (2) senior executives of each Party. The Steering Committee shall be a forum for strategic communications and planning on topics including the ongoing commercial development of the Product, Regulatory Approval of the Product in additional jurisdictions, Raw Material strategies, cost reduction initiatives and similar high-level matters. The Steering Committee shall meet in person or by

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telephone on an as-needed basis. As a forum for communication and discussion of strategic issues, the Steering Committee may make recommendations to the Parties, but will not have any decision making authority on behalf of either Party.

(b) The Parties hereby establish an Operations Supply Team (“OST”) to coordinate and facilitate communications between the Parties about operational matters such as the timing and volume of the purchase of Raw Materials, scheduling of manufacturing runs, Release dates and Delivery Dates, the resolution of supply, quality and equipment issues, and similar matters of an operational nature. The OST shall be composed of six (6) members; three (3) members appointed by each Party. Either Party may designate a substitute for any of its OST representatives who is unable to be present at a meeting in person or by telephone. Each Party may replace any or all of its OST representatives at any time upon written notice to the other Party. A quorum for a meeting of the OST shall require the presence of at least two (2) representatives of each Party in person or by telephone. The OST shall meet monthly or as often as necessary during the period beginning on the Effective Date and ending twenty-four (24) months after the first Regulatory Approval and thereafter on a schedule to be determined by the Parties. All decisions made or actions taken by the OST shall be made by unanimous decision, with the members of one Party cumulatively having one vote and the members of the other Party cumulatively having one vote. Each Party shall establish its own internal rules for determining how its OST members will determine its one vote. The OST shall have no power to amend, waive or overrule the terms of this Agreement, and the OST is not a substitute for the rights of the Parties, including the ability of the Parties to enforce their respective rights under this Agreement where applicable.

ARTICLE III

ACTIVITIES SPECIFIC TO THE INITIAL TERM

5.	FACILITY INVESTMENTS

5.1 Facility Investments. LANXESS shall complete modifications to the Manufacturing Facility [***] in [***] to support the scale up of the Manufacture of Bulk Drug to [***] volumes of [***] metric tons (“MT”) to [***] MT per annum to support RELYPSA’s Product Launch and market development of the Product (the “Facility Investments”). A detailed breakdown of the individual elements associated with the overall investment is attached hereto as Appendix 5.1, which includes a list of equipment. LANXESS (or Saltigo, as applicable) shall be and remain the exclusive owner of all Facility Investments, including all equipment purchased and built into the Manufacturing Facility [***] in [***] in the course of the Facility Investments. The Parties agree that LANXESS may manufacture other products at the Manufacturing Facility [***] in [***] if [***] under this Agreement. The Facility Investments will be completed in accordance with all Legal Requirements in all material respects and in a reasonable, diligent and workmanlike manner, and LANXESS shall use its reasonable best efforts to meet all requirements necessary for the cGMP Manufacture of pharmaceutical products.

5.2 Reimbursement for Facility Investments. LANXESS has [***] of the Facility Investments and LANXESS shall use its reasonable best efforts to complete the physical

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installation, qualification and validation of the Facility Investments by the [***]. For such Facility Investments, RELYPSA agrees to pay LANXESS up to a maximum of US [***] Dollars (US $[***]). Payment for the Facility Investments will be made as follows:

(a) US [***] Dollars (US $[***]) [***] days following RELYPSA’s receipt of LANXESS invoice and written certification that [***].

(b) US [***] Dollars (US $[***]) [***] days following RELYPSA’s receipt of LANXESS invoice and written certification that [***].

(c) US [***] Dollars (US $[***]) [***] days following RELYPSA’s receipt of LANXESS invoice and written certification that [***].

5.3 Reimbursement to RELYPSA. If RELYPSA pays for such Facility Investments and LANXESS terminates this Agreement, other than for a material breach by RELYPSA or pursuant to Section 23.2(b), or if LANXESS fails the PAI that proximately causes a delay of the Approval Date for more than [***], then LANXESS shall repay amounts paid by RELYPSA for Facility Investments to RELYPSA according to the following schedule (without duplication and using the percentage corresponding to the latest applicable termination date), regardless of whether such improvements have been used to Manufacture Bulk Intermediates or Bulk Drug. The Parties agree that the foregoing is the sole reimbursement obligation by LANXESS to RELYPSA regarding the Facility Investments.

Termination Date	Repayment

Before end of Initial Term or if LANXESS fails the PAI that proximately causes a delay of the Approval Date for more than [***]	[***]

On or before [***]	[***]

On or before [***]	[***]

On or before [***]	[***]

On or before [***]	[***]

On or before [***]	[***]

For purposes of this Section 5.3, “termination” shall be deemed to occur upon delivery of the written notice required by the relevant subsection of Section 23.

6.	NDA SUPPORT

6.1 Approval Activities. LANXESS shall work cooperatively with RELYPSA to support RELYPSA with its US NDA submission and approval activities [***]. Such approval activities agreed upon by the Parties as of [***] 2013, with associated allocations of responsibility and timelines (“Approval Activities”), are listed on Appendix 6.1 hereto. The Parties will update Appendix 6.1 as they may mutually agree in writing and agree, to the extent feasible, to complete all Approval Activities necessary or desirable in such NDA relating to the Manufacture of Bulk Intermediate and Bulk Drug by [***], 2014. Prior to submission of the NDA to the FDA, RELYPSA shall provide

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LANXESS with a copy of those sections of the chemistry, manufacturing and controls (“CMC”) section of the NDA pertaining specifically to the Manufacture of Bulk Drug at the Manufacturing Facilities for review and comment and shall provide a final copy of the such sections to LANXESS upon submission of the NDA to the FDA.

6.2 Payment. RELYPSA shall pay LANXESS a total of US [***] Dollars (US $[***]) for the satisfactory completion of its Approval Activities. The sum of US [***] Dollars (US $[***]) has been paid by RELYPSA under the MOU for [***] of the Approval Activities. US [***] Dollars (US $[***]) will be invoiced by LANXESS on satisfactory completion of [***] Approval Activities and be payable in accordance with Section 9.8.

7.	VALIDATION BATCHES

7.1 Validation Batches. Following the completion of the Facility Investments and prior to the commencement of Manufacturing for Product Launch, LANXESS will Manufacture and Release a quantity of Bulk Intermediate and Bulk Drug as specified by RELYPSA to validate Manufacturing at the Facility (the “Validation Batches”). The Validation Batches shall be Manufactured in accordance with all of the requirements of this Agreement.

7.2 Payment. Unless the payments required by Section 8.5 are made, RELYPSA shall pay LANXESS (i) US [***] Dollars (US $[***]) following LANXESS’s written certification that [***], (ii) US [***] Dollars (US $[***]) following LANXESS’s written certification that [***], and (iii) US [***] Dollars (US $[***]) following the [***]. Payment for the Validation Batches shall be credited against the Base Price for the Manufacture of Bulk Drug under the Initial PO.

8.	MANUFACTURE OF BULK DRUG DURING THE INITIAL TERM

8.1 Initial PO. RELYPSA’s initial purchase order (the “Initial PO”) for the quantities of Bulk Drug to be Manufactured by LANXESS during the Initial Term was issued by RELYPSA under the terms of the MOU, is attached hereto as Appendix 8.1, is incorporated herein by reference, has been accepted by LANXESS and is a Firm Order. The Base Price for Bulk Drug in the Initial PO for [***] MT of Bulk Drug is US [***] Dollars (US $[***]) per kilogram. LANXESS shall Manufacture, supply and Release to RELYPSA (or RELYPSA’s designee) and RELYPSA shall pay for and take delivery of those Batches of Bulk Drug set forth in the Initial PO that are Manufactured in accordance of the terms of this Agreement. The Parties agree that Appendix 6 attached to the Initial PO is hereby deleted, superseded and replaced in its entirety by Section 8.5 and the other terms and conditions of this Agreement.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

8.2 Delivery. The [***] MT of Bulk Drug set forth in the Initial PO will be Manufactured, Released and delivered to RELYPSA or its designee in accordance with the Delivery Dates set forth in Appendix 8.2, subject to a Force Majeure event or an exercise by RELYPSA of its option to [***] pursuant to Section 8.6.

8.3 Payment Under Initial PO. RELYPSA shall pay LANXESS for the Manufacture of Bulk Drug during the Initial Term at the Base Price in accordance with the payment terms set forth in the Initial PO, except to the extent expressly modified by this Agreement.

8.4 Other Expenses Payable by RELYPSA. In addition to the Base Price, RELYPSA shall pay all transportation and freight expenses for Bulk Drug from the Manufacturing Facility [***] in [***] to its designated delivery point and any associated taxes, duties, customs, insurance and fees for the export, import, carriage and transportation of Bulk Drug, including costs of [***]. All such expenses shall be charged to RELYPSA at LANXESS’s actual cost without administrative fee or other markup.

8.5 Milestone-Based Payments. Certain payments to be made by RELYPSA under the Initial PO shall be [***] if LANXESS achieves certain milestones as follows:

(a) No later than [***], LANXESS shall (i) certify to RELYPSA in writing that all [***] and all documents necessary for RELYPSA’s [***] and invoice RELYPSA for the US [***] Dollars ($[***]) remaining to be paid for such activities, and (ii) certify in writing to RELYPSA that all [***]. If LANXESS makes both such certifications, then RELYPSA will pay LANXESS US [***] Dollars (US $[***]) for [***] within [***] days of receipt of LANXESS’s invoice in [***] as an [***] payment for the Manufacture of [***] that will be [***] under the Initial PO. If LANXESS makes both required certifications then RELYPSA will make the [***] payment set forth herein. If LANXESS does not make both required certifications , then (A) RELYPSA shall not make such [***] payment for Bulk Intermediate and shall pay LANXESS the Base Price of the Manufacture of Bulk Drug following [***], unless LANXESS [***], in which event such US $[***] payment will be made pursuant to that Subsection, and (B) if LANXESS fails to provide the certification under subsection (a)(i) above, then RELYPSA shall [***] for its [***] until [***] following [***] of those activities and receipt of the required certification and invoice.

(b) No later than [***], LANXESS shall (i) certify to RELYPSA in writing that [***] and LANXESS is [***] and (ii) invoice RELYPSA for the [***] in the amount of US [***] Dollars (US $[***]). Within [***] days of the receipt of LANXESS’s certification and invoice, RELYPSA will pay LANXESS the foregoing amount. If LANXESS fails to make the required certification and/or issue its invoice by [***], then LANXESS shall have until [***] to cure. If LANXESS effects a cure and makes both the required certification and issues the required invoice on or before [***], RELYPSA will make the payment set forth herein. If LANXESS fails to effect a cure by such date then (A) RELYPSA shall not be required to make the US [***] Dollar (US $[***]) payment for [***] and such payment will be incorporated in the payments for the [***] required to be Manufactured using such [***], (B) RELYPSA shall have no obligation to issue the [***], and (C), RELYPSA shall [***] payment in the amount of US [***] Dollars (US $[***]) for [***] until its receipt of LANXESS’s certification under clause (b)(i) above and pay for the [***] when such [***].

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(c) No later than [***], LANXESS shall (i) invoice RELYPSA in the amount of US [***] Dollars (US $[***]) and certify that it is ready to [***], (ii) invoice RELYPSA in the amount of US [***] Dollars (US $[***]) associated with the [***] of the [***] during the first half of [***], and (iii) invoice RELYPSA in the amount of US [***] Dollars (US $[***]) for the [***]. The Parties agree that RELYPSA shall have [***] days from the date of the receipt of the invoice under the foregoing clause (c)(ii) to make such payment. Payment under Subsection (c)(iii) shall be an [***] payment that will be [***] for the [***]. If LANXESS fails to make such certification and/or submit such invoices and/or [***], it will have [***] days to cure. If LANXESS effects a cure and makes both the required certification and issues the required invoices and [***] on or before [***], RELYPSA will make the [***] payments set forth herein. If LANXESS fails to cure such failures within such [***] day period then (A) RELYPSA shall [***] to make the [***] payment provided in Section 8.5(a) regardless of whether LANXESS has complied with the conditions precedent in such subsection, and (B) LANXESS shall invoice RELYPSA in the amount of US [***] Dollars (US $[***]) upon [***] the [***] and invoice RELYPSA for the balance due for such [***] in the amount of US [***] Dollars (US $[***]) upon [***].

(d) For purposes of clarity and avoidance of disputes, all milestone payments actually made by RELYPSA under Subsections 8.5(a) – (c) shall be credited against amounts otherwise due for such activities as provided in other Sections of this Agreement, as more fully described on Appendix 8.7 attached hereto.

8.6	[***] Payments.

(a) The Parties agree that commencement of the Manufacture of the Bulk Drug will be [***] at [***] for [***] and will [***] for the commencement of Manufacture of the Validation Batches of Bulk Drug and in [***] for the Manufacture of Bulk Drug. LANXESS will invoice RELYPSA [***] in [***] and [***] in [***] for such [***], and RELYPSA will pay to LANXESS such amounts according to the payment terms in Section 9.8. Furthermore, the Parties agree that RELYPSA will pay for [***] produced and Released in this [***] at an agreed price of US $[***] per kilogram according to the payment terms in Section 9.8.

(b) Until completion of Manufacturing under the Initial PO, RELYPSA shall have the option to [***] the Manufacture of Bulk Intermediate (including the Validation Batches thereof) (an “[***]”) and/or [***] the Manufacture of Bulk Drug (including the Validation Batches thereof) (a “[***]”) on at least thirty (30) days prior written notice to LANXESS. If RELYPSA exercises this option, then RELYPSA will pay LANXESS a [***] fee of [***] for each thirty (30) days of an [***] or a [***] (for a total of [***] if the option is exercised to [***]) according to the payment terms in Section 9.8. Notwithstanding the foregoing, no such payments for an [***] and/or a [***] shall be due if the [***] is a result of LANXESS’s [***]. For the avoidance of doubt, Manufacturing under the Incentive PO (or any other PO issued in lieu thereof as provided in this Agreement), if issued, will [***], unless the Parties otherwise agree in writing.

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(c) If RELYPSA makes payments to LANXESS pursuant to Section 8.6(b) for both an [***] and a [***] totaling at least [***] or a [***] totaling at least [***], then RELYPSA shall be entitled to [***] of any such [***] payments made against the Base Price for the Manufacture of Bulk Drug during the Subsequent Term at a rate of [***] of the Base Price for each Batch until the [***] is [***] in full.

8.7 Appendix 2. The Parties agree that Appendix 2 attached to the Initial PO and the MOU is hereby deleted and replaced in its entirety by the terms and conditions of this Agreement and Appendix 8.7 attached to this Agreement.

8.8 Additional Orders of Bulk Intermediate or Bulk Drug During Initial Term. If RELYPSA desires to order additional quantities of Bulk Intermediate or Bulk Drug prior to issuance of the Incentive PO or the commencement of the Subsequent Term, whichever first occurs, and LANXESS agrees to Manufacture such additional quantities, RELYPSA shall submit, and LANXESS shall accept within [***], a new PO setting forth a Base Price and such other appropriate terms as the Parties may mutually agree upon.

ARTICLE IV

ACTIVITIES SPECIFIC TO THE SUBSEQUENT TERM

9.	INCENTIVE PO; FORECASTS; MINIMUM COMMITMENT; PRICING AND PAYMENT

9.1 Incentive PO. If (i) LANXESS is in compliance with this Agreement in all material respects, (ii) LANXESS performs [***] in all material respects, (iii) LANXESS [***], and (iv) the activities set forth in Section [***] are [***], then RELYPSA will place an additional PO for [***] MT of Bulk Drug with the option to place a PO for an additional [***] MT of Bulk Drug (the “Incentive PO”) within [***] of the receipt of notice from the [***] that LANXESS has [***]. The Base Price of such Bulk Drug shall be US [***] Dollars (US $[***]) per kilogram for the first [***] MT of Bulk Drug Manufactured under the Incentive PO, and, if RELYPSA exercises its option for an additional [***] MT of Bulk Drug, the Base Price for such [***] MT of Bulk Drug shall be US [***] Dollars (US$[***]) per kilogram. Bulk Drug Manufactured under the Incentive PO, if issued, shall be delivered in accordance with the Delivery Dates set forth in Appendix 9.1, unless otherwise agreed in writing by the Parties. Notwithstanding anything to the contrary in this Section 9.1, RELYPSA retains the right to waive the conditions precedent to the Incentive PO and issue such PO whether or not LANXESS has met each of the required conditions. In addition, RELYPSA may waive the [***] condition in the foregoing clause (iii) with respect to a portion of the volume of the Incentive PO and divide the Incentive PO into two separate POs (which together would constitute the Incentive PO) if [***] may adversely affect delivery in accordance with the agreed upon schedule.

9.2 Strategic Forecast. RELYPSA’s current non-binding, five (5) year strategic forecast of RELYPSA’s total worldwide requirements for Bulk Drug is attached as Appendix 9.2. RELYPSA shall deliver to LANXESS an updated strategic forecast on a rolling calendar year basis starting on January 1, [***] and in January of each calendar year thereafter. RELYPSA will provide LANXESS with any updates to its strategic

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forecast after approval of such updates by its Board of Directors. Beginning in June [***], LANXESS shall provide RELYPSA with a non-binding five (5) year report, by calendar year, of the quantities of Bulk Drug it has the capacity or plans to have the capacity to Manufacture for RELYPSA. LANXESS shall update its report in June of each year thereafter, including lead times to increase capacity in response to any request by RELYPSA for increased volumes.

9.3 Delivery Dates; Requirements; Forecasts.

(a) LANXESS’s current Release and delivery schedule for the Bulk Drug to be Manufactured under the Initial PO is set forth in Appendix 8.2.

(b) Beginning [***], RELYPSA shall provide LANXESS with a PO for its requirements for Bulk Drug for the [***] months beginning [***] (except to extent that any months in that period are covered by the Incentive PO or another PO), so long as the Parties have agreed under Section 9.4 on a Base Price for such period. In the first month of each calendar quarter thereafter, RELYPSA shall provide LANXESS with a PO for its requirements for Bulk Drug for the [***] calendar quarter thereafter so long as the Parties have agreed on a Base Price for such quarter and such quarter is not otherwise covered by another PO. Along with the PO, RELYPSA shall provide a non-binding forecast of its good faith estimates of potential requirements per month for the Manufacture of Bulk Drug by LANXESS for the [***] month period following the period covered by the latest PO (the “Forecast”). Assuming agreement on a Base Price, each such PO, when accepted by LANXESS as provided in Section 3.2, shall be a Firm Order pursuant to which LANXESS shall Manufacture and RELYPSA shall purchase the volumes of Bulk Drug specified therein in accordance with the terms of this Agreement. For the avoidance of doubt, Firm Orders shall be in place for at least each rolling [***] quarter period, subject to the Parties’ agreement on the applicable Base Price and acceptance of the PO pursuant to Section 3.2. As of the first calendar quarter after the [***] of the first commercial sale of the Product, RELYPSA’s PO shall cover a rolling [***] month period and the Forecast shall no longer be provided.

9.4 Base Price; Base Price Negotiations.

(a) The Base Price for Bulk Drug in the Initial PO and any subsequent PO shall be stated on a per kilogram basis ([***] excluded) and, except as otherwise expressly provided in this Agreement, shall include all Services required to Manufacture Bulk Drug, including the costs of all Raw Materials, transportation of Raw Materials to the Manufacturing Facility and all other steps required for the Manufacture and Release of Bulk Drug (including the Manufacture of Bulk Intermediate to be used in the Manufacture of Bulk Drug). The Parties agree that, with respect to any PO following the Initial PO, the Base Price includes the costs of any MFA necessary to LANXESS’s Manufacture of Bulk Drug under those POs, but the Base Price in the Initial PO does not include the cost of MFA. For POs following the Initial PO, the costs of MFA shall be separately itemized on LANXESS’s invoices provided under Section 9.8(a), except in the event that LANXESS has independently identified and qualified the particular MFA supplier at its own cost.

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(b) Each September, beginning September [***], the Parties will negotiate in good faith a Base Price for Bulk Drug to be Manufactured by LANXESS for the twelve (12) month period beginning January 1 of the year immediately following the next calendar year (the “Target Year”). For example, the negotiations commencing in September 2016 will be negotiations for a Base Price for Bulk Drug Manufactured commencing January 1, 2018 and ending December 31, 2018. The negotiation period shall commence on September 1 and end not later than [***] of each year. The initial negotiations commencing in September [***] will include negotiation of the quantities and Base Price for Bulk Drug Manufactured during [***] and January 1, [***]. To facilitate the negotiations, each Party shall provide such information as it considers pertinent to the negotiations and RELYPSA shall provide a draft forecast for the Target Year period, as necessary. LANXESS shall provide RELYPSA with a proposal for a Base Price. If the Parties are unable to agree upon the Base Price for the Target Year by [***], the negotiations shall terminate and either Party may elect to terminate this Agreement in accordance with Section 23.3(b). The Parties’ agreement on the negotiated Base Price and agreed volume for the Target Year, if any, shall be confirmed in a writing signed by authorized representatives of each Party.

9.5	Minimum Commitment.

(a) Following completion of Manufacturing under the Initial PO and Incentive PO (if issued), and subject to the terms of this Section 9.5, RELYPSA will purchase, and LANXESS will Manufacture, at least [***] MT of Bulk Drug during each Target Year during the Term for which there is agreement on the Base Price in accordance with Section 9.4(b) and such Base Price is Competitive, commencing in [***]. For purposes of this Section 9.5, “Competitive” means that the agreed Base Price, if any, or the price quoted by LANXESS, per kilogram of Bulk Drug (on a [***] basis) for the Target Year is [***]; provided however, that the agreed Base Price, if any, or the price quoted by Lanxess, is not [***]; where “[***]” means a supplier for whom RELYPSA has (i) [***] or (ii) has [***]. The quotes received from all designated suppliers of Bulk Drug (including LANXESS) shall quote a price on a per kilogram basis ([***] excluded) and shall include all services required to manufacture Bulk Drug, including the costs of all raw materials, transportation of raw materials to the manufacturing facility and all other steps required for the manufacture and release of Bulk Drug. Competitive pricing does not mean that LANXESS has to quote [***] to RELYPSA or must [***]. In connection with the annual Base Price negotiations under Section 9.4, upon the request of LANXESS, an independent public accounting firm retained by RELYPSA shall examine RELYPSA’s records and inform LANXESS whether the Base Price, if one is agreed upon by the Parties, is Competitive. If the independent public accounting firm determines that the Base Price is Competitive, then RELYPSA shall bear the expense of such examination, and If it determines that the Base Price is not Competitive, then LANXESS shall bear the expense of such examination.

(b) Notwithstanding the foregoing, based on its strategic forecast RELYPSA may elect to order and purchase at least [***] MT of Bulk Drug but less than [***] MT of Bulk Drug for the [***] Target Year, in which event the Base Price for the volumes actually covered by Firm Orders for such Target Year shall be as set forth in the price and volume grid attached as Appendix 9.5(b) (the “[***] Price Grid”).

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

9.6 Firm Orders; Capacity. RELYPSA hereby reserves, and LANXESS confirms the reservation of, capacity at the Manufacturing Facility to fulfill RELYPSA’S Firm Orders for Bulk Drug during the Term subject to any limitations on that capacity disclosed in LANXESS annual report under Section 9.2.

9.7 Other Expenses Payable by RELYPSA. In addition to the Base Price, RELYPSA shall pay all transportation and freight expenses for Bulk Drug from Manufacturing Facility [***] in [***] to its designated delivery point and any associated taxes, duties, customs, insurance and fees for the export, import, carriage and transportation of Bulk Drug, including costs of [***]. All such expenses shall be invoiced to RELYPSA at LANXESS’s actual cost without any administrative fee or other markup.

9.8	Payment Terms.

(a) No payment shall be due and RELYPSA shall have no obligation to pay until receipt of a satisfactory invoice from LANXESS. Unless a different period is expressly provided in this Agreement, all payments due and owing by RELYPSA to LANXESS shall be made within [***] days after RELYPSA’s receipt of LANXESS’s invoice reasonably describing the Services for which payment is due and owing. Unless otherwise expressly authorized by this Agreement, LANXESS shall not issue any invoice prior to the time that LANXESS performs the Services to which such invoice relates. Except as otherwise expressly provided herein, all advance payments authorized by this Agreement will be applied against the first invoices issued for the Services for which the advance payment was made until the advance is exhausted in full. In the event of early termination of this Agreement, any advance payments made under Section 8.5 will be refundable to the extent LANXESS does not deliver such materials (or in the case of Bulk Intermediate, such Bulk Intermediate or any Bulk Drug resulting from use of such Bulk Intermediate) to RELYPSA or its designee in accordance with Section 23.

(b) LANXESS shall invoice RELYPSA and RELYPSA shall pay LANXESS in USD for all amounts due hereunder at an agreed USD/€ exchange rate (the “Established Exchange Rate”), which will initially be $[***] USD/€. Fluctuations in the actual exchange rate will only result in price adjustments if the exchange rate moves outside of ± $[***] USD/€ from the Established Exchange Rate (the “Exchange Rate Tolerance”) within which both Parties accept a certain degree of risk. Outside the Exchange Rate Tolerance, both Parties agree to share risks and benefits equally. Data relating to the currency and payments will be reviewed on a quarterly basis and reconciliations will be made on a semi-annual basis as provided in Appendix 9.8. The Established Exchange Rate will be adjusted on the first day of each calendar year if the actual exchange rate, as determined by reference to the average monthly exchange rate as published at Oanda.com, has stayed outside the range covered by the Exchange Rate Tolerance continuously for the last three months of the previous calendar year. At any such time, a new Established Exchange Rate will be set equal to the average actual

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exchange rate for such three-month period. In the event that the EURO ceases to be the national currency of Germany, the Parties will negotiate a substitute established exchange rate utilizing the replacement currency of Germany that shall have a substantially similar economic effect to the Established Exchange Rate.

(c) RELYPSA may in good faith question any amount invoiced under this Agreement by notifying LANXESS within thirty (30) days of its receipt of the invoice that RELYPSA has questions about or otherwise disputes the accuracy or appropriateness of such invoice. The Parties shall negotiate in good faith to resolve any such questions and shall exchange all relevant documentation that may assist with such resolution. The undisputed amounts in any such invoice shall be paid according to Section 9.8(a) above.

9.9 Default on Undisputed Payment Obligations. In addition to all other remedies available to LANXESS, if RELYPSA fails to make any undisputed payment when due and payable hereunder, LANXESS may impose an administrative fee equal to [***] percent ([***]%) per month on the undisputed unpaid amount until paid in full. In addition, if such failure to make an undisputed payment continues for a period of [***] days following written notice from LANXESS, LANXESS may refuse all further POs, refuse to Manufacture or Release any materials that RELYPSA has not paid for until RELYPSA’s account is paid in full, modify the applicable terms of payment, place the account on a letter of credit basis, require full or partial payment in advance, suspend deliveries of material that RELYPSA has not paid for until RELYPSA provides assurance of performance reasonably satisfactory to LANXESS, and/or take other reasonable actions as LANXESS may determine. For purposes of clarity and avoidance of disputes, LANXESS shall not be able to withhold Manufacture, Release and/or delivery of any Bulk Drug for which payment has been made by RELYPSA and LANXESS’s rights under this Section 9.9 shall cease upon payment of any undisputed amounts in full (until, if ever, another failure to pay occurs).

ARTICLE V

PROVISIONS APPLICABLE TO ALL SERVICES UNDER THIS AGREEMENT

10.	COMMERCIAL MANUFACTURE; OVERALL COVENANTS AND AGREEMENTS

10.1 Quality Agreement. At least once each [***] years during the Term or more often as is necessary, the Parties shall review and may amend the Quality Agreement and its Appendices as necessary to comply with then current Legal Requirements or for other reasons.

10.2 Changes in Specifications. The Specifications may be amended by RELYPSA to comply with requirements set by Regulatory Authorities and for other reasons (the “Changes in Specifications”). LANXESS’s obligation to Manufacture Bulk Drug or Bulk Intermediate in accordance with any Changes in Specifications shall be determined in accordance with this Section 10.2, and, if the Changes in Specifications are effected in accordance with this Section, then the Parties will comply with the change control procedures set forth in the Quality Agreement. LANXESS may at any time propose amendments to the Specifications; provided, however, that LANXESS shall make no changes to the Specifications without RELYPSA’s prior written consent in its sole

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reasonable discretion. Upon receipt from RELYPSA of a written request for Changes in Specifications containing suitable detail and documentation to permit LANXESS to analyze the impact of such request, LANXESS shall promptly and, in any event, within [***] days (unless a longer period is agreed upon by the Parties as required due to the scope of the requested changes) (i) determine the impacts of the requested Changes in Specifications on the Manufacturing process (including [***]), (ii) provide a timeline for their implementation, and (iii) propose an increase or decrease in the Base Price for Bulk Drug incorporating the Changes in Specifications. The Parties will closely cooperate and use reasonable best efforts to agree upon and implement the requested Changes in Specifications if technically feasible and as soon as reasonably practicable provided that RELYPSA [***], and the Parties agree upon the increase or decrease in the Base Price for Bulk Drug Manufactured in accordance with Specifications incorporating the Changes in Specifications. Any Changes in Specifications that may be agreed upon by the Parties pursuant to this Section 10.2 will not be effective until the Parties complete the change control procedure in the Quality Agreement to document the Changes in Specifications. The agreed-upon Base Price for Manufacture of Bulk Drug incorporating the Changes in Specifications shall reimburse LANXESS for all costs for the implementation of such changes and the Manufacture of Bulk Intermediate and/or Bulk Drug, as applicable, in accordance with such changes, including its costs for any delay resulting from the implementation. Upon the agreement of the Parties in accordance with this Section 10.2 and the change control procedure in the Quality Agreement, the Changes in Specifications will be incorporated into the then current Specifications and the amended Specifications shall thereafter be Specifications for all purposes under this Agreement; provided, that no Changes in Specifications shall be implemented unless the prior written approval of applicable Regulatory Authorities to the change, if and to the extent required, has been obtained. Upon LANXESS’ receipt of a written notice from RELYPSA regarding any Changes in Specifications, LANXESS shall not commence or continue to Manufacture and RELYPSA shall have no obligation to accept or pay for Bulk Drug Manufactured after receipt of such notice without RELYPSA’s prior written consent in its sole discretion, and RELYPSA shall only be required to accept Bulk Drug that conforms to amended Specifications incorporating such Changes in Specifications. Any Bulk Drug or Bulk Intermediate as to which Manufacturing is completed by LANXESS prior to receipt of such written request for Changes in Specifications and which is Released by LANXESS (and is not Nonconforming) under the prior Specifications in accordance with this Agreement shall be paid for by RELYPSA.

10.3 Master Batch Record. The Parties acknowledge that a Master Batch Record for the Manufacture of Bulk Intermediate and Bulk Drug has been prepared and agreed upon by the Parties in connection with LANXESS’s Manufacture of Bulk Drug for RELYPSA’s clinical trials. Prior to the Manufacture of the first Validation Batches of each of Bulk Intermediate and Bulk Drug under the Initial PO, RELYPSA and LANXESS shall each review and mutually approve the Master Batch Record for the Bulk Intermediate or Bulk Drug, as applicable.

10.4 Stability Studies. LANXESS acknowledges and agrees that it is obligated to and will perform the stability study services that LANXESS has agreed to perform pursuant to a Work Order under the MSA and/or the Previous DSA for the fees set forth in such Work Order. LANXESS shall also perform routine stability testing studies of Bulk

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Intermediate and Bulk Drug in accordance with the Quality Agreement and the costs of such Services are included in the Base Price. Any additional stability testing requested by RELYPSA, including any stability studies associated with process validation activities, shall be subject to mutual agreement of the Parties with respect to the stability testing protocol, price for the Services and other pertinent matters.

10.5 Consequences of Delay. LANXESS acknowledges the importance to RELYPSA of consistent timely delivery of Bulk Drug in accordance with Firm Orders and the associated costs to RELYPSA of untimely deliveries which may result in delays in further processing Bulk Drug into Product and the delivery of finished Product to end users. In order to avoid any delays in meeting agreed Delivery Dates, the OST will review the Release and Delivery Dates on a regular basis of at least [***] month. In the event of potential delays in the supply of Bulk Drug to RELYPSA’s designated warehouse, both Parties will work together to identify and implement corrective plans to enable Delivery Dates to be achieved or if appropriate rescheduled by mutual agreement. If the cause for potential delay is due to activities performed by LANXESS then LANXESS will use reasonable best efforts to ensure timely delivery can be achieved, including for example, the use of air freight at LANXESS’s sole expense to achieve the originally agreed Delivery Date or to provide a mutually acceptable revised delivery plan.

11.	RAW MATERIALS

11.1 First MFA PO. LANXESS acknowledges its obligation to produce [***] MT of MFA on the terms and at the price set forth in the First MFA PO (as that term is defined in the MOU). The production by LANXESS of MFA is based upon purchase of the Raw Material, [***] (“[***]”) at US [***] Dollars (US $[***]) per kilogram, with such [***] price including the cost of transportation to the Manufacturing Facility. In the event of any material changes in the price of [***] necessary to the production of MFA by LANXESS under the Initial PO, the price for Bulk Drug under the First MFA PO shall be increased or decreased accordingly. For purposes of clarity and avoidance of disputes, the Parties agree that the price of [***] is included in the price of MFA in the First MFA PO.

11.2 Standards for Production of MFA. LANXESS covenants, represents and warrants that all MFA produced by LANXESS hereunder shall be produced in accordance with a manufacturing process that complies with ISO 9001 and the applicable SOPs and, when Released, shall conform to the Specifications therefor. Release of MFA shall be documented in a Certificate of Analysis and certificate of compliance with the provisions of this Section 11.2. If any Batch of MFA does not conform to the foregoing, then LANXESS shall promptly, and in any case within [***] days, replace, reprocess or rework such MFA with or into MFA that conforms to the requirements of this Section 11.2 at LANXESS’s sole expense.

11.3 Payment for [***] Associated with the First MFA PO. With respect to LANXESS’s actual costs for the acquisition of [***] for use in the production of MFA under the Initial PO, RELYPSA shall pay LANXESS in accordance with the schedule set forth on Appendix 11.3. All payments for [***], including payments previously made by RELYPSA in [***] and [***], shall be credited by LANXESS as payments against the total price for the production of MFA under the Initial PO.

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11.4 [***] MFA for Initial PO and Key Raw Materials Generally.

(a) The Parties agree that the [***] metric tons of MFA [***] the Initial PO shall be [***] by LANXESS from a mutually agreed upon supplier(s), subject to the successful qualification of such supplier(s) as an approved supplier in accordance with the Quality Agreement. The [***] price for such MFA shall be an average per kilogram price (with all weights on a [***] basis) plus additional charges, if any, imposed by such supplier(s) that RELYPSA approves, such approval not to be unreasonably withheld, including the actual cost of transportation to the LANXESS Manufacturing Facility [***] in [***] and all export and import duties, fees and taxes, insurance and costs of [***] (in transit and during storage by LANXESS) without an administrative fee or other markup. Subject to the successful qualification of each such MFA supplier as an approved supplier, LANXESS shall enter into an agreement with such supplier for the supply of quantities of MFA up to a total of [***]MT, as agreed upon in advance with RELYPSA. LANXESS’s agreement with each RELYPSA [***] MFA supplier [***] any provisions by which such supplier is [***] of MFA to LANXESS. LANXESS shall use reasonable best efforts to qualify each such supplier as a supplier in accordance with the qualification activities set forth in Schedule 1 to Appendix II (Quality Checklist) to the Quality Agreement. Upon satisfactory completion of such qualification activities, each such MFA supplier shall be deemed approved by both Parties as a supplier of MFA as required by this Section 11.4 and Section 6.7 of the Quality Agreement, and LANXESS will inform RELYPSA of the required ordering lead times for operational planning purposes. In the event that an MFA supplier fails to qualify as an approved supplier in accordance with the foregoing by [***], the Parties shall confer in good faith to determine an appropriate course of action to obtain such MFA from another supplier and/or for LANXESS to produce all or part of such MFA, each at an agreed upon price and agreed timeline. On or before [***], 2014, the Parties will meet to discuss the then current status of the qualification of MFA suppliers, assess the risk that the qualifications will not be successfully completed, and, based upon those discussions, determine an appropriate course of action. Prior to the [***], LANXESS shall invoice RELYPSA for its purchases of MFA from such suppliers following the delivery of the MFA and satisfactory Approval (as defined in the Quality Agreement) of such MFA. A tentative delivery schedule for such MFA is attached as Appendix 11.4(a), which delivery schedule is subject to change upon mutual agreement of the Parties.

(b) The Parties acknowledge that they have successfully worked to identify and establish supplier relationships with qualified Third Party suppliers of Key Raw Materials, including MFA, for clinical supplies of Bulk Drug and that, [***], RELYPSA will require [***] quantities of MFA and other Key Raw Materials for the Manufacture of Bulk Intermediate and Bulk Drug by LANXESS. LANXESS will be primarily responsible for identifying and qualifying (as provided in Section 6.7 of the Quality Agreement) Third Party suppliers of Key Raw Materials, with the regulatory oversight of RELYPSA. In addition, LANXESS shall be responsible for managing Third Party supplier relationships and acquiring Key Raw Materials, including MFA, on a schedule as determined by LANXESS in consultation with the OST which allows sufficient lead time for the

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Manufacture of Bulk Intermediate and Bulk Drug pursuant to the schedule set forth in any Firm Order while preserving the maximum feasible useful life for such materials. Except for suppliers of MFA developed [***], LANXESS’s agreement with each Key Raw Material supplier will [***] by which such supplier is [***] of such Key Raw Material to LANXESS. RELYPSA shall not share information about any Key Raw Material supplier developed [***]. The Steering Committee will endeavor to resolve any supply chain issues arising between suppliers of Key Raw Materials that may interfere with the ongoing, cost-effective supply of Key Raw Materials. RELYPSA and LANXESS shall each approve each Third Party supplier of Key Raw Materials as required by the Quality Agreement provided that each such supplier has been qualified by at least LANXESS in accordance with the procedures in the Quality Agreement. For MFA supplies in addition to the [***] MT that is the subject of Section 11.4(a), the purchase price shall include the costs of transportation to the Manufacturing Facilities and all export and import duties, fees and taxes, insurance and costs of [***] (in transit and during storage by LANXESS), all without any administrative fee or other markup.

(c) RELYPSA may, in its sole discretion, identify or acquire MFA from Third Party suppliers at RELYPSA’s expense for use in the Manufacture of Bulk Drug by LANXESS, and Appendix 11.4(c) sets forth a list of the Third Party MFA suppliers that RELYPSA and LANXESS are currently developing, and each Party shall keep the OST advised of any future developed Third Party MFA sources. A [***] of such RELYPSA-identified suppliers shall be qualified by LANXESS in accordance with the Quality Agreement prior to the use of MFA from such supplier in the Manufacture of Bulk Drug. Upon satisfactory completion of such qualification activities, such RELYPSA-identified supplier shall be deemed approved by both Parties as a supplier of MFA as required by Section 6.7 of the Quality Agreement, and LANXESS will inform RELYPSA of the required ordering lead times for operational planning purposes. The Base Price for Bulk Drug incorporating MFA acquired by RELYPSA shall be reduced by an amount equal to RELYPSA’s direct documented costs for such MFA, including the costs of transportation and freight expenses to, Manufacturing Facility [***] in [***] and any associated taxes, duties, customs, insurance and fees for the export, import, carriage and transportation of such MFA. In addition, RELYPSA, in its sole discretion and subject to the Parties’ agreement upon price and other terms, may issue one or more POs to LANXESS to produce MFA to be used by LANXESS in the Manufacture of Bulk Drug.

11.5 Other Raw Materials. For all other Raw Materials, LANXESS will qualify and contract with Third Parties and pay for the supply of such Raw Materials as may be necessary to Manufacture Bulk Drug (including without limitation to package Bulk Drug) in accordance with this Agreement and the Quality Agreement including any necessary qualification of such suppliers. LANXESS shall use the Raw Materials (including Key Raw Materials) delivered pursuant to orders placed under this Agreement only for Manufacturing Bulk Drug. Except as otherwise expressly provided in this Agreement, the Base Price for Bulk Drug shall include the purchase price of all Raw Materials plus the costs of transportation and freight expenses to Manufacturing Facility [***] in [***] and any associated taxes, duties, customs, insurance and fees for the export, import, carriage and transportation of such Raw Materials, all at LANXESS’s actual cost, without any administrative fee or other mark up.

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12.	RELEASE; DELIVERY

12.1 Release. Unless the Parties otherwise agree from time to time with respect to specific Batches, no Bulk Intermediate will be used in the Manufacture of Bulk Drug, and no Bulk Drug will be delivered, unless such Bulk Intermediate or Bulk Drug, as applicable, has first been Released by LANXESS (or any Third Party testing facility qualified by RELYPSA) and, except as otherwise expressly provided herein, RELYPSA shall have no obligation to pay the Base Price for any Batch of Bulk Drug until such Batch is Released. In the event that LANXESS fails to Release any Batch of Bulk Intermediate because it is Nonconforming, LANXESS shall re-Manufacture or rework such Nonconforming Bulk Intermediate at its expense and remain responsible for performing all of its obligations under this Agreement with respect to the Manufacture, Release and delivery of the quantities of Bulk Drug subject to the Firm Orders.

12.2 Delivery. LANXESS shall notify RELYPSA of any Bulk Drug being ready for delivery, which materials shall be shipped in accordance with the applicable Firm Order. LANXESS shall deliver the Bulk Drug to RELYPSA, or such nominee as designated by RELYPSA in writing, and in the quantities and by not later than [***] days after the applicable Delivery Date and otherwise in accordance with the specific delivery provisions set out in the applicable Firm Order. Delays caused primarily by matters under the control of RELYPSA that cause delivery to exceed the time allotted in a Firm Order, or other delays arising from a Force Majeure event, shall extend LANXESS’s deadlines by a period equal to the length of such delay.

12.3 Transportation. LANXESS will arrange for transportation of the Released Bulk Drug from LANXESS’s Manufacturing Facility [***] in [***] to RELYPSA or its designee, and all such deliveries shall be [***] (Incoterms 2010) [***] in [***]. Bulk Drug shall be stored, packaged and shipped in accordance with the Specifications and the Quality Agreement. LANXESS, in collaboration with the OST, shall use reasonable best efforts to minimize the costs of transportation and associated duties and other expenses whenever possible by, among other things, advance scheduling, negotiating discounts, and reasonable sourcing of carriers.

12.4 Title and Risk of Loss. Title to and all property rights in the MFA, Bulk Intermediate and Bulk Drug (including any samples or retains) Manufactured under this Agreement shall pass to RELYPSA upon payment of the amounts due for such materials under the Firm Order. Risk of loss of Bulk Drug shall pass from LANXESS to RELYPSA upon [***] in [***].

13.	ACCEPTANCE

13.1 Notification and Review. Within [***] days after the later of (a) receipt of a Batch of Bulk Drug by RELYPSA or its designee or (b) delivery of the executed Certificate of Analysis and Certificate of Compliance for the Batch of Bulk Drug by LANXESS to RELYPSA, RELYPSA, acting reasonably, and in good faith, may reject such Batch as Nonconforming on written notice of rejection to LANXESS. Notwithstanding the foregoing, in the event of a latent Nonconformity that could not

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reasonably have been detected by a reasonable and customary inspection and testing on receipt, RELYPSA may reject such Batch within [***] days of discovery of such latent Nonconformity. RELYPSA’s notice of rejection shall specify the Nonconformity in reasonable detail and be accompanied by supporting data and written reports relating to tests, studies or investigations, if any, performed to date by or on behalf of RELYPSA with respect to the alleged Nonconformity for purposes of consideration and verification by LANXESS. If RELYPSA fails to give notice of Nonconformity within such time periods, RELYPSA shall be deemed to have waived its right to reject such shipment for Nonconformity. If LANXESS becomes aware that any shipment of Bulk Drug to RELYPSA is or may be Nonconforming, LANXESS will promptly notify RELYPSA.

13.2 LANXESS Analysis. RELYPSA’s rejection with respect to any Batch of Bulk Drug shall be conclusive unless LANXESS notifies RELYPSA in writing within [***] days of receipt by LANXESS of the notice of rejection that it objects to such rejection. Upon receipt by LANXESS of a rejection notice, LANXESS may, in its notice of objection to RELYPSA, require RELYPSA to return samples of the Batch of Bulk Drug in question, at LANXESS’s cost and risk, to LANXESS for further testing and/or permit a representative of LANXESS to examine the Batch of Bulk Drug at the premises of RELYPSA or its designee. LANXESS shall complete any investigation of a rejected Batch within [***] days of the later of its delivery of its notice of objection or receipt of samples of the rejected Batch of Bulk Drug, if samples are requested by LANXESS. If it is later determined by the Parties or the expert under Section 13.4 that the Batch of Bulk Drug was not Nonconforming, RELYPSA shall reimburse LANXESS for the costs of the return of samples of the Batch of Bulk Drug, as well as any other costs or expenses reasonably incurred by LANXESS, as a result of the rejection or return and retest. If it is determined by the Parties or by the expert under Section 13.4 that the rejected Batch of Bulk Drug was Nonconforming, then RELYPSA shall return any rejected Batch of Bulk Drug to LANXESS for destruction which destruction in all cases will comply with all Legal Requirements, and LANXESS shall bear all costs and expenses of the transportation and destruction of any rejected Batch and all other costs and expenses associated with the rejection of the affected Batch including the reasonable expenses incurred by RELYPSA in any testing or examination of the Batch conducted by it or on its behalf.

13.3 Remedy for Nonconformity. If LANXESS fails to object to RELYPSA’s rejection in accordance with Section 13.2, or if the Parties agree or the expert determines under Section 13.4 that the rejected Bulk Drug is Nonconforming, then LANXESS shall, at RELYPSA’s option (a) refund to RELYPSA or credit RELYPSA’s account for the amounts paid or payable to LANXESS by RELYPSA for the Manufacture of such Nonconforming Bulk Drug, or (b) supply to RELYPSA (at LANXESS’s cost, including the cost of MFA and other Raw Materials and components and all transportation and freight expenses) a replacement of such Nonconforming Batch of Bulk Drug as soon as practicable after the final determination of such Nonconformity. The foregoing remedy shall apply as well to any Batch of Bulk Drug not Released by LANXESS because it is Nonconforming. For purposes of clarity, refund or replacement of Nonconforming Bulk Drug is not RELYPSA’s exclusive remedy and RELYPSA retains all other remedies available to it in law or equity.

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13.4 Dispute Resolution. If LANXESS objects to RELYPSA’s rejection in accordance with Section 13.2 and the Parties cannot resolve such dispute under Section 30(a) within [***] days, LANXESS and RELYPSA will jointly appoint an independent scientific and technical expert of recognized repute within the pharmaceutical and chemical industries acceptable to both Parties to review the Parties’ evidence supporting their positions relating to such alleged Nonconformity and will cooperate with each other to ensure that such expert has appropriate information and agreements in place to enable it to make a determination of whether such Nonconformity exists. If the Parties are not able to agree upon an expert within such period, the expert will be selected by the international division of the American Arbitration Association, the International Centre for Dispute Resolution. The findings of the expert shall be final and conclusively binding on the Parties as to whether the Bulk Drug is Nonconforming, absent manifest error. If the expert holds that the Bulk Drug is Nonconforming, all the fees and costs of the expert and the independent laboratory appointed by the expert to analyze such Bulk Drug shall be paid by LANXESS. If the expert holds that the Bulk Drug is not Nonconforming, all such fees and costs of the laboratory and the expert will be paid by RELYPSA, and RELYPSA shall pay for and be considered to have finally and completely accepted the Batch of the Bulk Drug that was the subject of the investigation.

14.	WARRANTIES

14.1 LANXESS Warranties. LANXESS covenants, represents and warrants as follows:

(a) Bulk Intermediates and Bulk Drug Warranties. Each Batch of Bulk Intermediate and Bulk Drug (i) will be Manufactured in compliance with the Master Batch Record, cGMP, the applicable SOPs, the Quality Agreement, and all other applicable Legal Requirements in all material respects, (ii) when Released will conform to the Specifications, (iii) when Released shall not be adulterated or misbranded by LANXESS as those terms are used in the FDCA, (iv) shall be transferred free and clear of any liens or encumbrances of any kind arising through LANXESS or its Affiliates or their respective agents or subcontractors (subject to RELYPSA’s payment obligations therefor), and (v) will be Manufactured on behalf of LANXESS by Saltigo at the Manufacturing Facility [***] in [***], unless otherwise agreed by the Parties in writing. LANXESS (A) is not, and its Affiliates performing Services on its behalf as permitted hereunder and their respective personnel are not, debarred or disqualified, and will not knowingly use in any capacity in connection with the Services hereunder the services of any Person debarred or disqualified, under Section 306(a) or (b) of the FDCA (21 U.S.C. §§ 335(a) or (b)), and (B) will comply with the U.S. Foreign Corrupt Practices Act.

(b) Internal Audits. LANXESS will perform internal cGMP audits no less than once per year as required by cGMP and shall give a written certification of compliance with cGMP to (i) RELYPSA upon RELYPSA’s request, (ii) an independent Third Party appointed by RELYPSA and reasonably acceptable to LANXESS, upon RELYPSA’s request, and/or (iii) Regulatory Authorities upon such Regulatory Authorities’ request.

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(c) Regulatory Requirements. LANXESS shall (i) comply in all material respects with all applicable environmental laws and regulations relevant to the production of MFA (if produced by LANXESS) and the Manufacture of Bulk Intermediate and Bulk Drug, and (ii) have and shall maintain all necessary and applicable licenses, registrations and permits, including any registrations, licenses or permits required by the FDCA or other Legal Requirements.

14.2 RELYPSA Warranties. RELYPSA covenants, represents and warrants that (i) the use, distribution, marketing, and/or sale of the Product by RELYPSA and its distributors and licensees shall comply with all applicable Legal Requirements in all material respects, (ii) it has provided LANXESS with the information and documentation regarding the API that is reasonably required for LANXESS to Manufacture the Bulk Intermediate and Bulk Drug and otherwise perform its obligations under this Agreement (when taken together with any information made available to LANXESS under the MSA and Previous DSA), (iii) it has (or will have prior to first commercial sale of the Product) and shall maintain all necessary and applicable licenses, registrations and permits for the distribution, marketing and sale the Product in the jurisdictions in which such distribution, marketing or sales occur, (iv) it will comply in all material respects with all export administration and control Legal Requirements as may be applicable to the re-export, transshipment, resale or other disposition of any Bulk Drug purchased from LANXESS hereunder, and (v) it will comply with the U.S. Foreign Corrupt Practices Act.

14.3 Mutual Warranties. RELYPSA represents and warrants that it has the authority to enter into this Agreement without the consent of any Third Party, and to the best of its knowledge as of the Effective Date, the API does not infringe or misappropriate any valid intellectual property rights of any Third Party. LANXESS represents and warrants that it has the authority to enter into this Agreement without the consent of any Third Party, and to the best of its knowledge as of the Effective Date, with respect to LANXESS Intellectual Property, the production of MFA by LANXESS and the Manufacture of Bulk Intermediate and Bulk Drug does not infringe or misappropriate any valid intellectual property rights of any Third Party. Each Party represents and warrants to the other that the execution, delivery and performance of this Agreement has been duly authorized by all requisite corporate action on the part of such Party and that this Agreement constitutes the legal, valid and binding obligation of such Party and is enforceable against such Party in accordance with its terms, subject to bankruptcy insolvency and similar laws affecting the enforceability of creditors’ rights generally and to general principles of equity.

14.4 Disclaimer of Warranties. Except as expressly provided in this Agreement, neither Party makes any warranties, written, oral, express or implied, with respect to the MFA, Bulk Intermediate or Bulk Drug, or Services provided hereunder. ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE AND NONINFRINGEMENT HEREBY ARE DISCLAIMED. NO WARRANTIES OF A PARTY MAY BE CHANGED EXCEPT IN WRITING AND SIGNED BY A DULY AUTHORIZED REPRESENTATIVE OF SUCH PARTY.

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15. LIMITATION OF LIABILITY. EXCEPT FOR CLAIMS FOR PAYMENT DUE BY RELYPSA HEREUNDER, INDEMNIFICATION (SECTION 24, [***]), BREACH OF CONFIDENTIALITY (SECTION 22) OR BREACH OF INTELLECTUAL PROPERTY (SECTION 20) OR GROSS NEGLIGENCE, FRAUD OR WILLFUL MISCONDUCT, (i) IN THE EVENT OF BREACH OF A PARTY’S OBLIGATIONS HEREUNDER OR ANY ACT OR OMISSION IN CONNECTION WITH SUCH PARTY’S PERFORMANCE OF ITS OBLIGATIONS HEREUNDER, THE LIABILITY OF A PARTY TO THE OTHER PARTY UNDER THIS AGREEMENT SHALL NOT EXCEED THE AGGREGATE MAXIMUM AMOUNT OF US [***] DOLLARS (US $[***]) FOR EACH CALENDAR YEAR, AND (ii) WITH RESPECT TO ANY CLAIM BY ONE PARTY AGAINST THE OTHER PARTY, THE LIABILITY OF A PARTY SHALL BE LIMITED AT LAW OR IN EQUITY TO DIRECT DAMAGES ONLY AND, IN NO EVENT, SHALL A PARTY BY LIABLE TO THE OTHER PARTY FOR PUNITIVE, EXEMPLARY, INCIDENTAL, SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, INCLUDING LOSS OF REVENUE OR PROFIT, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. FOR AVOIDANCE OF DISPUTES THE LIMITATION ON THE AGGREGATE LIABILITY OF A PARTY ABOVE SHALL BE DETERMINED BASED UPON THE CALENDAR YEAR IN WHICH THE EVENTS GIVING RISE TO THE CLAIM OCCURRED. [***].

16.	AUDITS AND INSPECTIONS; SAFETY ISSUES

16.1 RELYPSA and Regulatory Audits and Inspections. The rights and obligations of the Parties with respect to Audits or inspections by RELYPSA or Regulatory Authorities are governed by the Quality Agreement.

16.2 Person in Plant. RELYPSA may from time to time send up to two (2) employees to visit the Manufacturing Facilities to observe the Manufacturing process (including Release) for Bulk Intermediate and/or Bulk Drug (an “Observation Visit”), subject to the prior approval of LANXESS, which approval shall not be unreasonably withheld; provided, that: (i) RELYPSA provides LANXESS reasonable advance notice of at least ten (10) business days; (ii) the Parties agree on the purpose, timing, duration and space and administrative accommodations; (iii) such employees may only be present during regular business hours; (iv) LANXESS is actually Manufacturing Bulk Intermediate or Bulk Drug; and (v) such RELYPSA personnel respect (A) the confidentiality obligations that LANXESS owes to its other customers and (B) LANXESS’s ability to conduct its business and operations without undue burden or interference. At all times during an Observation Visit, RELYPSA’s employees shall comply with LANXESS’s procedures regulating external customer relationships (including cGMP training, hygiene, security, confidentiality and controlled access to facilities). RELYPSA shall be responsible for all acts and omissions of its employees while they are on the Manufacturing Facility premises during an Observation Visit. RELYPSA shall bear its own expenses in connection with any such Observation Visit

16.3 PAI Pre-Audit; PAI. With respect to the PAI by the FDA, the OST shall plan for such inspection in advance, and without prejudice to RELYPSA’s Audit rights under the Quality Agreement and right to Observation Visits as provided in Section 16.2, RELYPSA shall be entitled to conduct two pre-PAI Audits prior to the PAI to Audit PAI-readiness, each of which shall be conducted in the manner to be determined by the OST

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

and at RELYPSA’s expense. LANXESS shall reasonably promptly provide a written response to any observations made by RELYPSA in such pre-PAI Audit and shall implement any agreed corrective actions prior to the PAI. LANXESS shall use its reasonable best efforts to fully prepare for and pass the PAI, including promptly and undertaking and completing corrective actions to remedy any deficiencies noted by the FDA.

16.4 Notices Regarding Safety of Products. LANXESS shall provide RELYPSA with reasonably prompt notice of any credible information directed to LANXESS or Saltigo from any source if LANXESS recognizes such information as regarding adverse events associated with the Product. RELYPSA will be responsible at its expense for handling all Product safety complaints, including any necessary communications with the FDA or any other Regulatory Authority and filing any reports with the FDA or other Regulatory Authority concerning such safety matters. LANXESS will cooperate and provide reasonable assistance in responding to any safety-related requests for information, including reviews of retained samples and Manufacturing and test protocols as well as testing the API against the appropriate retained samples, if required. RELYPSA will reimburse LANXESS for reasonable costs and expenses incurred therewith to the extent that the safety issue is not a result of Nonconforming Bulk Drug in which case LANXESS shall solely bear all such costs and expenses. For purposes of clarity, the Parties agree that compliance with Legal Requirements relating to pharmacovigilance of the Product are the sole responsibility of RELYPSA.

16.5 Regulatory Support. LANXESS shall assist RELYPSA in the preparation of documentation in relation to the Manufacture of Bulk Drug as may be reasonably required by RELYPSA in support of RELYPSA’s submissions to Regulatory Authorities in respect of the Product. LANXESS shall also respond in a timely manner, with due consideration to the nature of the circumstances and to any reasonable timing requested by RELYPSA, to all queries and requests for information from the FDA or other Regulatory Authorities. In the event RELYPSA requires records or documentation in order to file applications comparable to an NDA in countries other than the United States, LANXESS will assist RELYPSA in the preparation of such records and documentation to the extent requested by RELYPSA. RELYPSA shall pay LANXESS’s reasonable expenses incurred in connection with any of the foregoing.

17.	MANUFACTURING AND PRICE IMPROVEMENTS

17.1 Improvement Initiatives. The Parties are committed to continuous improvement initiatives in an effort to achieve cost savings in the Manufacture of Bulk Intermediate and Bulk Drug, including reducing the acquisition cost of Raw Materials and achieving efficiencies in the Manufacturing process without adversely impacting safety, quality, Manufacturing capability or compliance with cGMP and the Specifications (“Improvements”). During the Term, LANXESS will use reasonable best efforts to effect Improvements. RELYPSA, at its own cost and expense, may develop Improvements directly or through a Third Party.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

17.2 Cooperation in Implementing Improvements. The Parties will evaluate and, as appropriate, recommend Improvements for implementation into the Manufacture of Bulk Intermediate and Bulk Drug and/or acquisition of Raw Materials under this Agreement. The Parties will work together cooperatively and use reasonable best efforts to implement any recommended Improvements, including reasonable cooperation with respect to scheduling test Batches of Bulk Intermediate and/or Bulk Drug to validate any process Improvements, modifications to the Specifications, modifications to the Master Batch Record and other steps as necessary to ensure that Batches of Bulk Intermediate or Bulk Drug Manufactured utilizing process Improvements conform to this Agreement, cGMP and the Quality Agreement. In addition, LANXESS will, at RELYPSA’s expense, reasonably assist RELYPSA in its efforts to obtain any Regulatory Approvals necessary or desirable to implement Improvements, including providing technical documentation and support.

17.3 Cost Sharing. The Parties will [***] of Improvements on the quantities and Base Price of Bulk Drug under existing or future Firm Orders. The amount of cost savings resulting from, and the allocation of any additional costs and expenses arising from the development and implementation of, an Improvement including reductions in the acquisition costs of Raw Materials, will be [***] by the Parties [***].

18.	PRODUCT RECALLS

18.1 Recalls. If LANXESS or RELYPSA is required or requested by any Regulatory Authority or other government authority, or if RELYPSA in its sole discretion otherwise elects, to recall, withdraw or dispose of any Product for any reason, RELYPSA shall be responsible for conducting any recall, withdrawal or disposal of such Product, and LANXESS shall cooperate with and give all reasonable assistance to RELYPSA in conducting any such recall, withdrawal or disposal, at RELYPSA’s expense, except in the event and only to the extent such recall, withdrawal or disposal is caused by LANXESS’s breach of its warranties under Section 14, in which case it shall be at LANXESS’s expense, subject to the limitations set forth in Section 15.

18.2 Notice of Potential Issues. RELYPSA shall keep LANXESS informed of any information it receives involving the Product that relates to any hazards to the health or safety of any personnel of LANXESS or the cross contamination of other materials being manufactured or processed by LANXESS at the Manufacturing Facilities.

ARTICLE VI

OTHER GENERALLY APPLICABLE PROVISIONS

19. TERM. Subject to the provisions for early termination contained in Section 23, this Agreement shall commence as of the Effective Date and shall continue thereafter until December 31, 2020 (the “Term”). RELYPSA shall have the option to extend the Term for an additional five (5) year period upon written notice delivered to LANXESS no later than December 31, 2019.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

20.	INTELLECTUAL PROPERTY

20.1 Background Intellectual Property. LANXESS shall retain all right, title and interest in and to LANXESS Intellectual Property, and RELYPSA shall retain all right, title and interest in and to RELYPSA Intellectual Property. For purposes of clarity and avoidance of disputes, nothing in this Agreement is intended as or shall be construed as a modification to provisions affecting intellectual property ownership and responsibilities as set forth in any other agreement between the Parties, including the MOU, Previous DSA or MSA.

20.2 Intellectual Property Generally. Except as otherwise expressly set forth herein or in a separate written agreement between the Parties, all information received from RELYPSA in connection with the performance of this Agreement or obtained as a result of LANXESS’s performance of this Agreement, including the information contained in the Master Batch Record or Batch records, results, data, reports, final reports, laboratory work sheets, information about API, Bulk Intermediates or Bulk Drug, Manufacturing Records and other Manufacturing information (“RELYPSA Information”), shall be the sole and exclusive property of RELYPSA; provided however, RELYPSA Information shall not include LANXESS Intellectual Property, except for Know-How that is included in Discoveries. RELYPSA shall be free to disclose and use RELYPSA Information for any purpose, including the manufacture (directly or through a Third Party), use, sale, commercialization or other exploitation of the Product; provided further, that RELYPSA shall not disclose any LANXESS Intellectual Property (including Know-How) in any Batch record, the Master Batch Record or any other Manufacturing Record to any MFA, Bulk Intermediate, API, or Bulk Drug manufacturer that is a Competitor of LANXESS, without the prior written consent of LANXESS.

20.3 Discoveries and Improvements. LANXESS covenants to promptly disclose to RELYPSA all Intellectual Property conceived, reduced to practice or made by LANXESS hereunder that is or uses or constitutes an improvement upon RELYPSA Information, API, Bulk Intermediate, or Bulk Drug (collectively, “Discoveries”). LANXESS hereby agrees to assign, and hereby assigns, to RELYPSA any and all of LANXESS’s rights, title and interest in and to Discoveries. LANXESS shall assist RELYPSA, at RELYPSA’s expense, in the preparation of all documents necessary to effectuate RELYPSA’s rights in Discoveries (but for avoidance of doubt, except as provided herein, LANXESS shall have no obligation to transfer, assign or license any LANXESS Intellectual Property (other than Know-How that is a Discovery) to RELYPSA or any Third Party). RELYPSA shall have the sole right to file, prosecute and maintain patent applications and patents or seek and maintain other legal protection with respect to RELYPSA Information or Discoveries. LANXESS hereby undertakes and agrees to execute and have its employees and the employees of its Affiliates execute such assignments and other documents which, in the reasonable opinion of RELYPSA, are necessary at any time to permit the filing and prosecution of applications for patents or other legal protection claiming RELYPSA Information or Discoveries. LANXESS hereby further agrees that, at RELYPSA’s request and expense, LANXESS will assist RELYPSA in the preparation, filing and prosecution of such patent applications and patents. For the avoidance of doubt, nothing in this Agreement shall create any obligation of RELYPSA to pay to

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

LANXESS or its or its Affiliates’ employees, agents, or consultants any compensation (other than amounts otherwise payable under this Agreement or any Firm Order) with respect to any Discoveries, including without limitation in connection with the assignment of Discoveries, and if any compensation is to be paid to LANXESS’s or its Affiliates’ employees, agents or consultants with respect to Discoveries in accordance with Legal Requirements or otherwise, LANXESS shall be solely responsible to pay such amounts.

20.4 LANXESS Intellectual Property. In the event that LANXESS proposes to use any LANXESS Intellectual Property in the course of performing Services under this Agreement, LANXESS shall provide written notice to RELYPSA describing in reasonable detail LANXESS’s proposed use of such LANXESS Intellectual Property the Manufacture of API, Bulk Intermediate, or Bulk Drug. If and only if RELYPSA agrees in writing to the use of such LANXESS Intellectual Property shall LANXESS incorporate such LANXESS Intellectual Property into the Manufacture of API, Bulk Intermediate, or Bulk Drug, and LANXESS shall provide any necessary fully paid-up, royalty free, worldwide, perpetual, irrevocable licenses, with the right to sublicense, to RELYPSA so that RELYPSA can manufacture, have manufactured (except by a Competitor of LANXESS), use, sell, offer for sale, import, export or otherwise exploit or dispose of API, Bulk Intermediate and Bulk Drug Manufactured for RELYPSA hereunder. Notwithstanding the foregoing, unless negotiated separately, such necessary license shall not include the right for RELYPSA to sublicense any LANXESS Intellectual Property to make or have made such API, Bulk Intermediate or Bulk Drug by a Competitor of LANXESS, unless LANXESS uses any LANXESS Intellectual Property in the course of performing Services under this Agreement without obtaining RELYPSA’s prior written approval in which event the right to sublicense to a Competitor of LANXESS shall be deemed included in the license provided in this Section 20.4.

20.5 LANXESS Right to Use Discoveries. In the event that any Discoveries made by LANXESS under this Agreement have applicability or use at LANXESS in an activity other than one that involves the development or Manufacture of a Competitive Product, LANXESS and its Affiliates are hereby authorized to make use of such Discoveries and are hereby provided with an irrevocable, fully-paid, non-exclusive, royalty-free license without the right to sublicense restricted to those uses which do not directly relate to a Competitive Product. Subject to LANXESS’s confidentiality obligations herein and the other terms of this Agreement, this Agreement shall not be construed to limit or prohibit LANXESS or its Affiliates from working independently or with Third Parties on the development, Manufacture and commercialization of polymer active pharmaceutical ingredients used as ion exchange resins.

20.6 Limited License. RELYPSA hereby grants LANXESS, Saltigo and any other LANXESS subcontractor approved in accordance with this Agreement a royalty-free, non-exclusive and non-transferable license to use the Discoveries, RELYPSA Intellectual Property and RELYPSA Information as necessary for LANXESS to perform the Services under this Agreement.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

21.	INSURANCE

21.1 RELYPSA Insurance. RELYPSA shall procure and maintain, during the Term and for a period [***] beyond the expiration date of Product, Commercial General Liability Insurance, including without limitation, Product Liability and Contractual Liability coverage (the “RELYPSA Insurance”). As of the Approval Date, RELYPSA Insurance shall cover amounts not less than [***] Dollars ($[***]) combined single limit and shall be with an insurance carrier rated Best’s B+ or higher. RELYPSA promptly shall deliver a certificate of RELYPSA Insurance evidencing such coverage. RELYPSA shall cause its insurer or insurance broker to provide LANXESS at least 30 days prior notice of any cancellation, non-renewal or modification of such RELYPSA Insurance. Any deductible and/or self-insurance retention shall be the sole responsibility of RELYPSA.

21.2 LANXESS Insurance. LANXESS acknowledges and agrees that during the Term of this Agreement it shall maintain adequate group insurance and/or a self-insurance program for liability insurance, including products liability and contractual liability insurance, to cover LANXESS’s and its Affiliates’ obligations under this Agreement. Any group insurance maintained by LANXESS shall cover amounts not less than US [***] Dollars ($[***]) combined single limit, and shall be with an insurance carrier rated Best’s B+ or higher. LANXESS shall provide RELYPSA with evidence of such insurance and/or self-insurance program, upon RELYPSA’s request. Any deductible and/or self-insurance retention shall be the sole responsibility of LANXESS.

22.	CONFIDENTIALITY

22.1 Confidential Information. “Confidential Information” means the provisions of this Agreement, RELYPSA Information, Discoveries, RELYPSA Intellectual Property and LANXESS Intellectual Property and all information disclosed by one Party to the other Party hereunder, which information, whether in written, graphic or electronic form, is marked confidential by the disclosing Party or, if oral, is reduced to writing and marked confidential or a similar designation by the disclosing Party within thirty (30) days of the oral disclosure, provided however, that (i) a Party’s failure to mark information as confidential or with a similar designation or to reduce such oral information to writing shall not disqualify such information from being Confidential Information to the extent a reasonable person would in good faith consider such orally disclosed information to be proprietary and/or confidential, (ii) all discussions between members of the Steering Committee and the OST shall be deemed to be Confidential Information. RELYPSA shall be the deemed to be the “disclosing party” under this Article 22 with respect to RELYPSA Information, Discoveries, and RELYPSA Intellectual Property, all of which are Confidential Information of RELYPSA. The terms of this Agreement are the Confidential Information of both Parties. LANXESS Intellectual Property is the Confidential Information of LANXESS. Except to the extent expressly authorized by this Agreement or otherwise agreed in writing by the disclosing Party, the receiving Party shall keep confidential and shall not publish or otherwise disclose or use for any purpose other than as provided for in this Agreement, any and all Confidential Information of the disclosing Party. The receiving Party may disclose Confidential Information only to its employees, contractors and advisors and its Affiliates and their subcontractors and their respective

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

employees (collectively, with Affiliates, “Representatives”) who have a need to know such information to fulfill the receiving Party’s obligations under this Agreement and who are bound by obligations of confidentiality and non-use at least as stringent as those contained in this Section 22. Each Party shall be responsible and primarily liable for the compliance of its Representatives with the terms of this Agreement. Each Party shall use its reasonable best efforts to ensure that Confidential Information belonging to the other Party shall be afforded by such Party, its Affiliates and subcontractors and their respective Representatives a duty of care that is at least as diligent as such Party affords its own Confidential Information and in all cases is at least reasonable care.

22.2 Exceptions. The foregoing obligations of confidentiality and non-use by the receiving Party shall not apply to Confidential Information of the disclosing Party that the receiving Party establishes by competent evidence:

(a) was known to the receiving Party prior to the Effective Date of this Agreement as evidenced by its written records except Confidential Information of RELYPSA which was known to LANXESS and Confidential Information of LANXESS which was known to RELYPSA as a result of work performed by LANXESS for RELYPSA pursuant to the MSA, the Previous DSA or the MOU;

(b) is or becomes generally available to the public by use, publication or the like, through no fault of the receiving Party;

(c) is disclosed to the receiving Party by a Third Party who has the legal right to disclose such Confidential Information of the disclosing Party; or

(d) is independently developed by the receiving Party without reference to or any other use of any Confidential Information of the receiving Party.

22.3 Disclosure Pursuant to Legal Requirements. Except as otherwise agreed to herein, if the receiving Party is required by Legal Requirements (including the rules and regulations of any national stock exchange on which such Party’s securities are or may be traded) to disclose any Confidential Information of the disclosing Party to any Regulatory Authority or other government entity of competent jurisdiction or to any Third Party, the receiving Party shall immediately notify the disclosing Party in writing of the required disclosure (if permitted by Legal Requirements) and shall cooperate with the disclosing Party should the disclosing Party seek an opportunity to intercede to oppose, limit or condition such disclosure prior to the receiving Party making any disclosure. Whether or not a protective order or other relief is in place, the disclosing Party shall make any such disclosure ultimately required in the most restrictive fashion consistent with such Legal Requirements. Except to the limited extent of such required disclosure, all of the provisions of this Section 22 shall continue to apply to Confidential Information so disclosed.

22.4 Prior Agreements. The Parties agree that Confidential Information (as that term is defined in the MSA or Previous DSA) provided by one Party to the other Party pursuant to either the MOU, MSA or Previous DSA is protected and continues to be protected from disclosure and use in accordance with the terms of the applicable agreement.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

22.5 Survival. This Section 22 and the obligations set forth above in this Section for Confidential Information that is know-how or trade secrets will survive the expiration or termination of this Agreement until such information becomes subject to one of the exceptions in Section 22.2 and with respect to all other Confidential Information for twenty (20) years following Product Launch.

23.	TERMINATION

23.1 By RELYPSA Without Cause.

(a) RELYPSA may terminate this Agreement without cause upon at least thirty (30) days advance written notice to LANXESS for the following reasons:

(i)	RELYPSA finally abandons the development or manufacturing of the Product;

(ii)	RELYPSA does not obtain Regulatory Approval by [***]; or

(iii)	the Parties disagree (i) whether requested Changes in Specifications are technically feasible or (ii) about the increase or decrease in the Base Price associated with requested Changes in Specifications.

(b) RELYPSA may terminate this Agreement without cause upon at least twenty-four (24) months advance written notice to LANXESS, which such notice may be given at any time after October 1, 2015. In the event of such termination, the termination date shall be the date that Manufacturing under all Firm Orders pending as of the date of delivery of RELYPSA’s notice to LANXESS is completed.

(c) Unless the termination is pursuant to Section 23.1(a)(ii) as a result of [***], if RELYPSA terminates this Agreement without cause pursuant to this Section 23.1(a) within six (6) months of the scheduled completion of the Manufacture of all quantities of Bulk Drug subject to Firm Orders outstanding as of the date of RELYPSA’s notice of termination, then RELYPSA at its option, may, by written notice, require LANXESS to complete the Manufacture of some or all of the quantity of Bulk Drug subject to such Firm Orders. In addition, RELYPSA will pay LANXESS (i) the aggregate Base Price for all quantities of Bulk Drug to be Manufactured under such Firm Orders (whether or not such Manufacturing occurs), plus the cost of any Raw Materials ordered prior to the date of LANXESS’s receipt of such notice that have not yet been paid for, were necessary to Manufacture the quantities of Bulk Drug subject to the Firm Orders, were not otherwise consumed in Manufacturing, and which are not cancelable without cost to LANXESS (unless RELYPSA agrees to pay such cost), plus any applicable additional expenses actually incurred under Sections 8.4 and 9.7.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(d) Unless the termination is pursuant to Section 23.1(a)(ii) as a result of [***], if RELYPSA terminates this Agreement without cause pursuant to Section 23.1(a) more than six (6) months prior to scheduled completion of the Manufacture of all quantities of Bulk Drug subject to Firm Orders outstanding as of the date of RELYPSA’s notice of termination, then RELYPSA, at its option, may, by written notice, require LANXESS to complete the Manufacture of some or all of the quantity of Bulk Drug subject to such Firm Orders. In addition, RELYPSA will pay LANXESS the Base Price for any Bulk Drug Manufactured as of the date of LANXESS’s receipt of such notice (or which are Manufactured, if RELYPSA exercises its foregoing option). RELYPSA also will pay the cost of any Raw Materials ordered prior to the date of LANXESS’s receipt of the notice of termination but not yet paid for that were necessary to Manufacture the quantities of Bulk Drug subject to the Firm Orders, are not otherwise consumed in Manufacturing, and which are not cancelable without cost to LANXESS (unless RELYPSA agrees to pay such cost), plus any facility idle time from the time Manufacturing ceases at Manufacturing Facility [***] in [***] up to the point of scheduled completion of Manufacturing under such Firm Orders (where the cost of facility idle time will be calculated consistently with the measure of [***] amounts under Section 8.6 and shall not exceed [***]). LANXESS will use reasonable best efforts to find and secure alternative use of Manufacturing Facility [***] in [***] after its receipt of such notice of termination and will refund or credit to RELYPSA any amounts received by LANXESS through such alternative use of such Manufacturing Facility during the time originally committed under such Firm Orders up to the amount actually paid to LANXESS by RELYPSA under this Section 23.1(d) for facility idle time.

(e) If RELYPSA terminates this Agreement without cause pursuant to Section 23.1(b) then LANXESS shall complete the Manufacture of all Bulk Drug (including work in progress) subject to Firm Orders as of the date of receipt of RELYPSA’s written notice and RELYPSA shall be obligated to take and pay for all such Bulk Drug at the applicable Base Price that is Manufactured in accordance with this Agreement. In the event that any quantities of Bulk Drug are scheduled for the completion of Manufacturing during a period for which no Base Price is yet established, the Base Price for the most recent Target Year shall apply to such quantities or, if there is no immediately preceding Target Year, the average Base Price in effect for the volumes manufactured by LANXESS for the six (6) months preceding receipt of RELYPSA’s notice of termination.

(f) In addition to any other amounts otherwise payable by RELYPSA in connection with any termination pursuant to this Section 23.1, any outstanding Facility Investment payments pursuant to Section 5.2 will be made by RELYPSA, unless [***] or is in material breach of this Agreement at the time of such termination.

23.2	Termination by LANXESS Without Cause.

(a) LANXESS may terminate this Agreement without cause upon at least twenty-four (24) months advance written notice to RELYPSA, which such notice may be given at any time after October 1, 2015. Prior to the effective date of such termination, RELYPSA may continue to submit POs and LANXESS will continue to Manufacture Bulk Drug subject to Firm Orders for Manufacturing to be completed prior to the effective date of termination in accordance with this Agreement.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(b) LANXESS may terminate this Agreement at any time after the later of the completion of Manufacturing under the Incentive PO, if issued, or expiration of the Initial Term upon at least three (3) months advance written notice to RELYPSA, if, during any continuous period of six (6) months thereafter, RELYPSA does not issue Firm Orders for an average of at least [***] MT of Bulk Drug each month. Prior to the effective date of such termination, LANXESS shall continue to Manufacture Bulk Drug subject to Firm Orders in accordance with this Agreement.

23.3 Termination Without Cause in Cases of [***] or in Cases of Failure to Agree on Base Price.

(a) Unless RELYPSA has exercised its right to [***] as provided in Section 8.6, in the event of any delays in a Party’s performance of its material obligations hereunder by more than [***] months (including RELYPSA’s failure to obtain Regulatory Approval by [***]) and provided the reasons for such delays are not caused in all material respects by the other Party, then the non-delaying Party may terminate this Agreement with immediate effect upon written notice to the delaying Party.

(b) If the Parties cannot agree on a Base Price applicable during a Target Year in accordance with Section 9.4 by [***] of the year in which the negotiations occur, then either Party may terminate this Agreement upon written notice given to the other Party no later than [***] of that year. In the event that a Party provides such written notice, then LANXESS shall complete the Manufacture of all Bulk Drug (including work in progress) subject to Firm Orders as of the date of its receipt or delivery of such written notice, as applicable, and RELYPSA shall be obligated to take and pay for all such Bulk Drug that is Manufactured in accordance with this Agreement at the applicable Base Price. Termination of this Agreement shall be effective as of the completion of such Manufacturing. The Base Price for any quantities of Bulk Drug scheduled for the completion of Manufacturing after the lapse of the latest Target Year for which a Base Price has been agreed to shall be the Base Price for most recent Target Year or, if there is no agreed upon Base Price for a Target Year, the average Base Price in effect for the volumes manufactured by LANXESS for the [***] months preceding receipt of RELYPSA’s notice of termination.

23.4 Material Breach. A Party may, without prejudice to its other rights and remedies, terminate this Agreement immediately upon written notice to the other Party, if such other Party (a) is in breach of any of its material obligations under this Agreement and such other Party has failed to remedy the breach within thirty (30) days for material payment defaults and ninety (90) days for all other defaults in each case after receiving written notice from the non-breaching Party giving full particulars of the breach and requiring a remedy; or (b) becomes unable to pay its debts or becomes insolvent, or proceedings are commenced in any court of competent jurisdiction by or against such other Party seeking the liquidation, administration, winding-up, bankruptcy or dissolution of such other Party (otherwise than for the purposes of a solvent reorganization), or an

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

administrative or other receiver, manager, trustee, liquidator, administrator or similar officer is appointed over all or any substantial part of the assets of such other Party, or such other Party enters into or proposes any composition or arrangement with its creditors generally, or anything analogous to any of these events occurs in any applicable jurisdiction.

23.5 Consequences of Termination/Expiration. In the event of expiration or earlier termination of this Agreement by a Party, whether for breach or without cause, the following will apply as of the effective date of such termination:

(a) LANXESS will transfer, or will cause its Affiliates to transfer, to RELYPSA, an Affiliate of RELYPSA or a Third Party designated by RELYPSA, all Manufacturing Transfer Information, Manufacturing Records, RELYPSA Information, Discoveries and RELYPSA Intellectual Property; provided, however, that RELYPSA Information, Discoveries and RELYPSA Intellectual Property shall not include any LANXESS Intellectual Property, and further provided that, except for termination by LANXESS under Section 23.2 or 23.3, RELYPSA shall [***], without the written consent of LANXESS. If this Agreement is terminated by RELYPSA under Section 23.1 or 23.3 or by LANXESS under Section 23.2(b), 23.3 or 23.4, RELYPSA will reimburse LANXESS for the reasonable time spent and reasonable out-of-pocket costs incurred by LANXESS and its Affiliates in connection with such transfer hereunder. Otherwise, LANXESS will bear such costs. If RELYPSA is responsible for such costs, LANXESS will submit invoices to RELYPSA showing an itemized breakdown of such out-of-pocket costs and the time spent by LANXESS personnel performing such activities during any month, and RELYPSA will pay each such invoice no later than sixty (60) days after receipt of such invoice.

(b) If RELYPSA terminates this Agreement under Section 23.1 or 23.3, or LANXESS terminates this Agreement under Section 23.2(b), 23.3 or 23.4, RELYPSA will purchase or reimburse LANXESS for all Key Raw Materials purchased by LANXESS specifically for the Manufacture of Bulk Drug that are not used in the Manufacture of Bulk Drug or useful for the manufacture of other products currently manufactured by LANXESS and are held by LANXESS to fulfill Firm Orders , provided that such Key Raw Materials have a remaining shelf life of at least [***] and cannot be returned to the supplier without cost to LANXESS (unless RELYPSA agrees to pay such cost). If LANXESS terminates this Agreement under Section 23.2(a) RELYPSA will have an option to purchase Key Raw Materials; which option must be exercised in writing no later than thirty (30) days of the effective date of termination or it will lapse, unless otherwise agreed by LANXESS. Except for any Key Raw Materials that LANXESS will use to complete the Manufacturing of Bulk Drug, LANXESS will deliver any Key Raw Materials purchased by RELYPSA hereunder to a location designated by RELYPSA (or if RELYPSA fails to designate such location within thirty (30) days of the effective termination date, to a location reasonably determined by LANXESS), and upon shipment LANXESS will submit invoices to RELYPSA for [***] to obtain such Key Raw Materials, and RELYPSA will pay each such invoice no later than thirty (30) days after receipt of such invoice. If LANXESS terminates this Agreement pursuant to Section 23.2(a) or 23.3 or RELYPSA terminates this Agreement under Section 23.4, [***] Otherwise, [***].

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(c) LANXESS will promptly deliver to RELYPSA’s designated location all Bulk Drug Manufactured and Released that RELYPSA is obligated under this Section 23 to take for the applicable Base Price, and all Intermediates in its possession (with LANXESS converting all work-in-process to the next stable Intermediate (or Bulk Drug, if applicable)) in the process at a price to be determined by good faith negotiations of the Parties. In the case of conversion to Bulk Drug, LANXESS shall Release such Bulk Drug, and upon acceptance by RELYPSA in accordance with Section 13, RELYPSA shall pay the Base Price therefor. If RELYPSA terminates this Agreement under Sections 23.3 or 23.4 or LANXESS terminates this Agreement under Sections 23.2(a), 23.3 or 23.4, [***]. Otherwise, [***].

(d) Each Party shall, upon the request of the other Party return to such Party, or destroy and certify in writing to the destruction of, all of such Party’s Confidential Information in its possession or under its control; provided, however, that a Party may retain one copy of the other Party’s Confidential Information as required for regulatory purposes and/or to demonstrate compliance with the terms of this Agreement.

23.6 Effect on Firm Orders. Except as otherwise expressly provided in this Section 23, as of the effective date of termination of this Agreement, RELYPSA shall have no further obligations to LANXESS and LANXESS shall have no further obligations to RELYPSA under any Firm Order.

23.7 Accrued Rights; Continuing Obligations. Termination of this Agreement will not affect any accrued rights of either Party. To the extent either Party’s obligations under this Article 23 are not fully performed as of the effective date of termination of this Agreement, the terms of this Agreement applicable to such obligations shall continue in effect until such obligations are performed in full.

23.8 Survival of Provisions. The following Sections of this Agreement shall survive expiration or termination hereof for the period stated in such Section or, if no period is stated, for a period of five (5) years: Articles 1 (Definitions), 13 (Acceptance), 15 (Limitation of Liability), 18 (Product Recalls), 20 (Intellectual Property), 22 (Confidentiality), 23 (Termination), 24 (indemnification), 25 (Survival), 26 (Exclusivity), 29 (Notices), 30 (Governing Law; Arbitration; and Jurisdiction), 31 (Dispute Resolution), and Sections 3.5 (Records), 5.3 (Reimbursement to Relypsa), 10.4 (Stability Studies), 29.5 (Severability), 29.6 (English Language), 29.10 (Third Party Beneficiaries), and 29.11 (Preference; Construction).

24.	INDEMNIFICATION

24.1 RELYPSA Indemnification. RELYPSA shall indemnify, defend and hold harmless, LANXESS, its Affiliates, and its and their directors, officers, employees and agents, and their permitted successors and assigns (collectively, “LANXESS Indemnitees”), from and against any and all liability, damage, loss, cost (including reasonable attorneys’ fees and fees of experts and consultants involved in any investigation or defense) and expense (collectively, “Losses”) resulting from claims of any kind and character by a Third Party (including shareholders, directors, officers,

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

employees or agents of RELYPSA) to the extent arising from (i) the Bulk Drug supplied to and accepted by or on behalf of RELYPSA pursuant to this Agreement; (ii) claims that Bulk Intermediate, Bulk Drug, the API, RELYPSA Intellectual Property or any other product, process or service owned or controlled by RELYPSA misappropriates or infringes the proprietary rights of any Third Party (except to the extent such claims are attributable to the use of LANXESS Intellectual Property); or (iii) any Product marketed, sold or distributed by or on behalf of RELYPSA or its Affiliates, distributors and licensees. Notwithstanding the foregoing, no LANXESS Indemnitee shall be entitled to indemnification under this Section 24.1 for any Losses to the extent arising from (a) the negligence or willful misconduct of any LANXESS Indemnitee or any Person under the control of LANXESS or its Affiliates; (b) any accident or property damage at the Manufacturing Facilities not caused by RELYPSA or its Representatives; (c) the breach by any LANXESS Indemnitee or any Person under the control of LANXESS or its Affiliates of any Legal Requirement or LANXESS’s breach of any of the terms of this Agreement including any of LANXESS’s representations, warranties or covenants hereunder; or (d) any claim for misappropriation or infringement to the extent arising from the use of LANXESS Intellectual Property.

24.2 LANXESS Indemnification. LANXESS shall indemnify, defend and hold harmless, RELYPSA, its Affiliates, and its and their directors, officers, employees and agents, and their permitted successors and assigns (collectively, “RELYPSA Indemnitees”) from and against any and all Losses resulting from claims of any kind and character by a Third Party (including shareholders, directors, officers, employees or agents of LANXESS) to the extent arising from (i) the negligence or willful misconduct of any LANXESS Indemnitee or any Person under the control of LANXESS; (ii) any accident or property damage at the Manufacturing Facilities not caused by RELYPSA or its Representatives; (iii) the breach by any LANXESS Indemnitee or any Person under the control of LANXESS of any Legal Requirement; or (iv) LANXESS’s breach of any of the terms of this Agreement, including any of LANXESS’s representations, warranties or covenants hereunder; or (v) any claim for misappropriation or infringement to the extent arising from the use of LANXESS Intellectual Property; [***]. Notwithstanding the foregoing, no RELYPSA Indemnitee shall be entitled to indemnification under this Section 24.2 for any claim to the extent arising from (a) the negligence or willful misconduct of any RELYPSA Indemnitee or any Person under the control of RELYPSA or its Affiliates; (b) the breach by any RELYPSA Indemnitee or any Person under the control of RELYPSA or its Affiliates of any Legal Requirement or RELYPSA’s breach of any of the terms of this Agreement, including any of RELYPSA’s representations, warranties or covenants hereunder; or (c) any claim for misappropriation or infringement to the extent arising from the API or any product, process or service owned or controlled by RELYPSA.

24.3 Indemnification Procedures. A Party (the “Indemnitee”) which intends to claim indemnification under this Section 24 shall promptly notify the other Party (the “Indemnitor”) in writing of any action, claim or other matter in respect of which the Indemnitee or any of its Affiliates, and its and their directors, officers, employees or agents intend to claim such indemnification; provided however, that the failure to provide such notice within a reasonable period of time shall not relieve the Indemnitor of any of its obligations hereunder except to the extent the Indemnitor is prejudiced by such

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

failure. The Indemnitee and its Affiliates, and its and their directors, officers or employees and agents shall cooperate fully with the Indemnitor and its legal representatives in the investigation, negotiation, compromise, settlement and defense of any action, claim or other matter covered by this indemnification, at the Indemnitor’s sole cost and expense. The Indemnitor shall be in charge of and control of any such investigation, negotiation, compromise, settlement and defense and shall have the right to select counsel with respect thereto. In no event shall the Indemnitor or Indemnitee compromise or settle any such matter without the prior written consent of the other Party, which shall not be bound by any such compromise or settlement absent its prior written consent, which shall not be unreasonably withheld, conditioned or delayed. The Indemnitee shall have the right, but not the obligation, to be represented by counsel of its own selection and at its own cost and expense.

25. SURVIVAL. The provisions of this Article 24 shall survive the expiration or earlier termination of this Agreement.

26. FORCE MAJEURE. Neither Party shall be liable for its failure to perform hereunder as a result of any event of force majeure (“Force Majeure”) beyond the Party’s reasonable control including, but not limited to, acts of God, fire, flood, wars, terrorism, sabotage, civil strife or demonstrations, accidents, strikes and other labor disputes (other than as a result of a lockout), shortages, government actions, or regulations, or transportation failure (other than due to error of any employee of such Party). If either Party’s performance is prevented in whole or part by any such event, such Party shall be excused from any of its obligations hereunder during the period of delay of performance resulting from such event. In the event either Party is delayed or rendered unable to perform under this Agreement due to Force Majeure, the affected Party shall give prompt written notice of the same and its expected duration to the other Party, and upon the giving of such notice the obligations of the Party giving the notice will be suspended during the continuance of the Force Majeure; provided, however, such Party shall take commercially reasonable steps to remedy the Force Majeure with all reasonable dispatch. If a Party cannot perform hereunder for a continuous period of 90 days or longer due to a Force Majeure event, the other Party may terminate this Agreement without cause upon written notice.

27. EXCLUSIVITY. So long as LANXESS is Manufacturing Bulk Drug under this Agreement and for [***], LANXESS will not make a Competitive Product for any Third Party without the prior written consent of RELYPSA.

28. NOTICES. Any notice required or permitted to be given under this Agreement shall be in writing and shall be deemed given if delivered in person, or sent by a generally recognized pre-paid international courier (e.g., FedEx), fax (with receipt verified) or comparable means of communication (excluding email) addressed as follows:

(a)	if to RELYPSA

Relypsa, Inc.

Attention: General Counsel

700 Saginaw Drive,

Redwood City, California 94063

Phone: +1 650 421 9500

Fax: +1 650 421 9700

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(b)	if to LANXESS

LANXESS Corporation

[***]

With a copy to:

SALTIGO GmbH

[***]

or to other such address or addresses as may be specified from time to time in a written notice. Any notice, request, approval or other document shall be deemed to have been delivered:

(c) if delivered in person or by courier, at the time of receipt, or

(d) if sent by fax, two (2) hours after the time of dispatch, if dispatched before 3:00 p.m. (local time at the place of destination) on a business day, and in any other case at 10:00 a.m. (local time at the place of destination) on the next business day after the date of dispatch, unless the sending Party is notified that the fax number is invalid or the transmission was otherwise undelivered.

29.	MISCELLANEOUS PROVISIONS

29.1 Assignment; Affiliates; Parties Bound. Neither Party shall have the right to assign any or all of its rights or obligations under this Agreement without the other Party’s prior written consent, which consent shall not unreasonably be withheld, delayed or conditioned. Notwithstanding the foregoing, prior written consent shall not be required (i) in case of an assignment of rights or obligations to an Affiliate of the assignor and provided that the assignor procures that any such Affiliate assigns such rights back to the assignor immediately before ceasing to be an Affiliate of the assignor, and the assigning Party shall be responsible and primarily liable for the performance of such Affiliate under this Agreement, or (ii) in connection with a merger, consolidation, or a sale of all or substantially all of a Party’s assets or relevant business to which this Agreement relates to a Third Party unless such merger, consolidation or sale is with a Competitor of the other Party. Notwithstanding the foregoing, LANXESS shall have the right to utilize its Affiliate, Saltigo, in the performance of this Agreement only so long as such entity remains an Affiliate, provided however, LANXESS shall remain responsible and primarily liable for the performance of Saltigo, any other LANXESS Affiliate and any subcontractor of Saltigo or other LANXESS Affiliate under this Agreement. This Agreement is binding upon, and will inure to the benefit of, the Parties and their respective successors and permitted assigns.

29.2 Relationship. The Parties shall be independent contractors, and nothing in this Agreement shall create, or be deemed to create, a partnership, agency or joint venture between the Parties, and, except as expressly set forth herein, neither Party shall have any right by virtue of this Agreement to bind the other Party in any manner whatsoever.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

29.3 Public Announcements. Except to the extent required by Legal Requirements or the rules of any national stock exchange to which a Party is subject, neither Party will use the name of the other Party or any of its personnel in any public announcements, publicity, promotional literature or advertising without the prior written approval of the other Party.

29.4 Waivers. The failure of either Party at any time to enforce any of the terms, provisions or conditions of this Agreement or to exercise any right under this Agreement shall not constitute a waiver of the same or affect that Party’s right thereafter to enforce the same. To be effective a waiver must be expressly given in writing by the Party against whom such waiver is asserted.

29.5 Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws or court decisions effective while this Agreement remains in effect or becoming effective with respect to a provision which survives the expiration or earlier termination of this Agreement, the legality, validity and enforceability of the remaining provisions shall not be affected thereby, and in lieu of each such illegal, invalid or unenforceable provision, there shall be added automatically as a part of this Agreement a provision that is legal, valid and enforceable, and as similar in terms to such illegal, invalid or unenforceable provision as may be possible while giving effect to the benefits and burdens for which the Parties have bargained hereunder.

29.6 English Language. The English language version of this Agreement shall be controlling, notwithstanding any translation thereof into another language.

29.7 Counterparts. This Agreement may be executed in separate counterparts, and by facsimile or electronically, each of which when so executed and delivered shall be a legally-binding original and all such counterparts shall together constitute one and the same instrument, binding on both Parties, notwithstanding that each of the Parties may have signed different counterparts. The Parties agree that delivery of an executed counterpart signature hereof by facsimile transmission, by electronic mail in “portable document format” (“.pdf”) form, or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, will have the same effect as physical delivery of the paper document bearing the original signature.

29.8 Subcontracting. If LANXESS determines that proper Manufacturing of MFA, Bulk Intermediate and/or Bulk Drug requires the retention of one or more subcontractors or consultants, including Affiliates, LANXESS will obtain the written approval of RELYPSA and of any applicable Regulatory Authority (if required) before using any Affiliates, subcontractors or consultants. LANXESS shall cause its Affiliates, subcontractors and consultants to comply with the terms of this Agreement, and LANXESS will be liable for and fully responsible to RELYPSA for any portion of the Services performed by any Affiliate, subcontractor or consultant to the same extent as if such portion of the Services was performed directly by LANXESS. All compensation paid or payable to such Affiliates, subcontractors or consultants shall be borne solely by LANXESS. For the avoidance of doubt, Saltigo is an approved LANXESS subcontractor as are those entities identified in the Quality Agreement.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

29.9 Entirety; MOU; Amendments. This Agreement, including any Appendices attached hereto and referenced herein, together with the Quality Agreement, constitutes the full understanding of the Parties and is the final and complete expression of their agreement with respect to the specific subject matter hereof, and supersedes any previous or contemporaneous oral or written agreements regarding such subject matter. In particular and without limitation of the foregoing, as of the Effective Date, the MOU is hereby terminated and of no further force or effect, and the MFA, Bulk Intermediates and Bulk Drug Manufactured and Services and other obligations performed by the Parties under the MOU shall be deemed to have been Manufactured and performed under this Agreement and shall be subject to all of the terms of this Agreement. Nothing herein shall be construed as a termination or modification of the Previous DSA or MSA. No modification or alteration of any of the terms of this Agreement shall be of any effect unless in writing signed by both Parties.

29.10 No Third Party Beneficiaries. This Agreement is entered into solely for the benefit of the Parties hereto, and the provisions of this Agreement shall be for the sole and exclusive benefit of such Parties. Nothing herein contained shall be deemed to create any third-party beneficiaries or confer any benefit or rights on or to any Person not a party hereto, and no third-party shall be entitled to enforce any provisions hereof or exercise any rights hereunder.

29.11 Preference; Construction. Unless otherwise expressly provided to the contrary in any Appendix to this Agreement, in the event of a conflict between the main body of this Agreement and any Appendix hereto, the terms of the main body of this Agreement shall control. Unless otherwise specifically provided to the contrary in the Quality Agreement, in the event of a conflict between this Agreement and the Quality Agreement, the terms of the Quality Agreement shall control. This Agreement shall be construed within its fair meaning, with no inference drawn against either Party as the drafting Party.

30. GOVERNING LAW; ARBITRATION; AND JURISDICTION. This Agreement is governed by and shall be construed in accordance with the laws of the State of Delaware, U.S.A., without regard to the conflict of law principles of that or any other jurisdiction and without regard to the United Nations Convention on Contracts for the International Sale of Goods. Subject to the last sentence of this paragraph, and Section 31 below, and excluding any claim, dispute or controversy arising in connection with Article 20 (Intellectual Property), Article 22 (Confidentiality), Article 24 (Indemnification) or Sections 9.4 (Price Negotiations) or 13.4 (Dispute Resolution), any dispute, controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be determined by binding arbitration administered by the international division of the American Arbitration Association, the International Centre for Dispute Resolution, in accordance with its International Arbitration Rules. The number of arbitrators shall be three independent persons with reasonable experience in the pharmaceutical and chemical manufacturing business, at least one of whom shall be a lawyer admitted to practice in a state in the United States. The place of arbitration shall be [***]. The

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

arbitration shall be conducted in English. Each Party shall bear its own attorneys’ fees and associated costs and expenses. Any award rendered by the arbitrators shall be in writing, shall be the final binding disposition on the merits, and shall not be appealable to any court in any jurisdiction. Punitive damages may not be awarded. Judgment on an award rendered may be entered in any court of competent jurisdiction, or application may be made to any such court for a judicial acceptance of the award and an order of enforcement, as appropriate. Any award may be recognized and enforced in accordance with the United Nations Convention on the Recognition and Enforcement of Foreign Arbitral Awards. The parties waive any right they may enjoy under the law of any nation to apply to the courts of such nation for relief from the provisions of this Section 30 or from any decision of the arbitrators. In the event a court of competent jurisdiction determines that this Agreement is invalid or unenforceable for any reason, this paragraph shall not be affected thereby and shall be given full effect without regard to the invalidity or unenforceability of the remainder of this Agreement. Notwithstanding anything herein seemingly to the contrary, either Party may seek judicial injunctive or other equitable relief at any time from a court of competent jurisdiction to prevent or limit damage or to establish its rights to that Party’s Confidential Information or Intellectual Property.

31. DISPUTE RESOLUTION. The Parties agree to attempt to settle any dispute, controversy or difference that may arise between them out of, in relation to, or in connection with this Agreement, including the breach thereof, by good-faith discussions. Any such dispute which cannot be settled by mutual understanding of the Parties within [***] of the date a Party notifies the other Party in writing of the existence of the dispute, controversy or difference shall be submitted for resolution to the Chief Executive Officer of RELYPSA and the Chief Executive Officer of Saltigo who shall promptly meet and endeavor to reach resolution through good-faith negotiations. In the event such Chief Executive Officers cannot reach resolution within the longer of [***], then, either Party may commence arbitration pursuant to Section 30 (for disputes subject to that Section) or an action or proceeding. Notwithstanding anything herein seemingly to the contrary, either Party may seek injunctive or other equitable relief at any time from a court of competent jurisdiction to prevent or limit damage or to establish its rights to that Party’s Confidential Information or Intellectual Property.

[Signatures appear on following page]

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[SIGNATURE PAGE TO MANUFACTURING AND SUPPLY AGREEMENT]

In Witness whereof, the Parties have caused this Agreement to be executed by their duly authorized representatives below, effective as of the Effective Date set forth above.

RELYPSA, INC.:		LANXESS CORPORATION:

By:	/s/ John A. Orwin	By:	/s/ Flemming B. Bjoernslev
	John A. Orwin,		Flemming B. Bjoernslev,
	President and CEO		President and CEO

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Appendix 5,1 – Facility Investments at LXS [***] site – [***]

All investments completed by LXS during 2013

[***] USD Investment payments due from Relypsa have been invoiced and received by LXS

Items for [***]	Expected Lead time Months	Comments
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

Items for [***]	Months	Comments
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Appendix 6,1 – Approval Activities

Original document at point of signing MOU 27th November 2012

This document is updated on a regular basis linked to completion of defined activities and is stored on the LXS / Relypsa Share Point for 24 hour access at all times.

[***]

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Purchase Order #5738

Vendor: Lanxess Corporation 111 RIDC Park West Drive Pittsburg, PA 15275-1112 Attn: [***] USA Tel: [***] contact: [***]	Ship To: Relypsa, Inc. Location to be specified at time of delivery. contact: [***] Email: [***] Tel: [***] Fax: Ship To:	Bill To: Relypsa, Inc. 700 Saginaw Drive Redwood City, CA 94063 USA Attn: Accounts Payable Tel: [***] Fax: [***] Email: [***] Web: www.relypsa.com

Order Date: 1/15/2013 Carrier: [***] FOB: [***] Terms: See Note Agent: [***], tel: [***]

Item	Quote	ETA	Date Due	Product Number	Item Description	Qty	U of M	Tax	Price	Ext
1.	MOU		Per MOU	[***]	[***]	[***]	[***]		$[***]	$[***]
2.	MOU		Per MOU	[***]	[***]	[***]	[***]		[***]

Description:

Detail 1:	Price includes all analytical testing to achieve full release of the product.	Subtotal:	$	[	***]

Detail 2:	Product must meet the draft NDA/Commercial Specifications as specified in the MOU.

Detail 3:	All product must be manufactured in accordance with the Commercial Quality Agreement as described in Section 12 of the MOU.	Tax:	$	[	***]

Detail 4:	Duties and transportation charges will be paid ‘At Cost’ with no mark up and with appropriate documentation to support such cost. Vendor to use reasonable efforts to minimize this charge. Harmonized Tariff Code (HTC): 3914.00.6000	Misc.:	$	[	***]

Detail 5:	Delivery location is anticipated to be [***], to be finalized at time of shipment.	Freight:	$	[	***]

Detail 6:	All other provisions of the MOU shall be in force.

Terms:

As specified in the Memorandum of Understanding (attached), dated November 27, 2012; specifically in the pricing concepts of Section 5c, Appendices 2 and 6 for the milestone requirements and payment schedule.

		Total:	$	[	***]

PLEASE CONFIRM ALL PURCHASE ORDERS VIA FAX OR EMAIL TO EXPEDITE PAYMENT

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ACCEPTANCE:

This order becomes the exclusive agreement between the parties for the supplies subject to the terms and conditions hereof, when accepted by acknowledgement or the commencement of performance by seller. Additional or different terms proposed by Seller shall not be applicable unless accepted in writing by an Authorized Agent. No change in, modification of, or revision to this order shall be valid unless confirmed in writing by an authorized Agent.

TAXES:

Unless otherwise provided in this order, all invoices will include all applicable federal, state, and local taxes in effect on the date of acceptance of this order.

Point Purchasing 4.3.10

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Appendix 8,2 Initial PO Delivery Schedule

LXS Production Schedule for manufacture of the Initial [***]MT API in [***]

Dates refer to API quantities manufactured, released and ready for shipment from LANXESS’s (Saltigo) [***] site.

LXS will arrange shipment of material to required destinations immediately after release. Delivery dates can only be modified when mutually agreed.

Shipment to be in [***] unless otherwise requested by Relypsa

Qualification of 3rd party MFA suppliers to commence ca [***] onwards[***]

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Appendix 8,7 Initial PO Payment Schedule

Summary of invoice and payment schedule January 2014 onwards[***]

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Appendix 9,1 Incentive PO Delivery Dates.

LXS Production Schedule for manufacture of the Initial [***]MT API in [***].

Dates refer to API quantities manufactured, released and ready for shipment from LANXESS’s (Saltigo) [***] site.

LXS will arrange shipment of material to required destinations immediately after release. Delivery dates can only be modified when mutually agreed.

Shipment to be in [***] unless otherwise requested by Relypsa.

[***]

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Appendix 9.2 – Strategic Forecast

Relypsa strategic forecast of volumes of API for first five years after launch:

	Year 1	Year 2	Year 3	Year 4	Year 5
Forecasted [***] demand [MT]	[***]	[***]	[***]	[***]	[***]

Notes:

Quantities expressed on a [***] basis.

Manufacturing and other lead times not considered.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Appendix 9,5b – [***] Price Grid

The Base Price excluding MFA costs for Target Year [***] for Bulk Drug Manufactured in such year will be the price corresponding below to the aggregate volume actually ordered by RELYPSA for such year:

Year [***] Volume Base Pricing Concept

Volumes (MT)	USD/kg API
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Note: These prices are subject to adjustment for [***] across the period [***]. RELYPSA will purchase at least a minimum volume of [***]MT in [***] according to the pricing in the above table

In the event that RELYPSA is [***] to place one or more POs for at least [***] MT of Bulk Drug to be Manufactured, delivered and invoiced by LANXESS in calendar year [***], then the following provisions apply:

1.	In the event that RELYPSA’s total [***] orders are for a total of [***] MT of Bulk Drug:

RELYPSA may, at its election, submit one or more POs for a total of [***] MT of Bulk Drug at the Base Price for calendar year [***]; and

LANXESS will Manufacture, deliver and invoice RELYPSA for a total of [***]MT of Bulk Drug in calendar year [***]; and

LANXESS will Manufacture, deliver and invoice RELYPSA for the remaining [***] MT of Bulk Drug in [***], and such volume shall not apply against the minimum purchase commitment applicable under the terms of this Agreement in Target Year [***].

2.	In the event that RELYPSA has not exercised Option 1 above, then RELYPSA will issue one or more POs to LANXESS for volumes totaling between [***] MT and [***]MT of Bulk Drug in accordance with the terms of this Agreement.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Appendix 9.8 Foreign Exchange Rate Adjustment

1.	Saltigo will issue all invoices to Relypsa in USD based on an agreed upon exchange rate, initially $[***]USD / € (the “Established Exchange Rate”).

2.	Relypsa will pay all invoices at the USD amount recorded in the invoice from LANXESS.

3.	Variances between the Established Exchange Rate and the actual exchange rate at time of payment by Relypsa (“Exchange Rate Variances”) will be recorded using a mutually agreed upon data source (Onada.com).

4.	Any Exchange Rate Variances outside the Exchange Rate Tolerance (as defined in Section 9,8), will be agreed upon by both parties and documented on a quarterly basis. The portion of any payment made by Relypsa resulting from an actual exchange rate at time of payment being outside the Exchange Rate Tolerance will be shared by the parties on a 50:50 basis.

For clarity, payments by Relypsa for which the actual exchange rate at time of payment is within the Exchange Rate Tolerance (initially, $[***] to $[***] USD / €) will not result in any reconciliation payments accrued by either party.

For example, with an exchange rate of $[***] USD / € on a $[***]M USD invoice, the currency fluctuation is +$[***] USD means that $[***] USD of this fluctuation is borne by each party.

5.	Financial reconciliations will be made on an annual basis no later than November 30th such that any reconciliation payment invoiced for payment under normal terms by either party will be paid on or before December 31st of that calendar year.

[***]

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Appendix 11,3 [***] Delivery Schedule 2013 and 2014 Initial PO

Confirmed delivery dates and actual invoices for [***] deliveries 2013Expected delivery dates 2014 to be updated on a monthly basis throughout 2014Invoicing by LXS upon [***] of [***] at LXS [***] site in [***] [***]

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Appendix 11,4(a) MFA Delivery Schedule Initial PO

The table below highlights the tentative delivery dates and approximate pricing for MFA to be supplied to LXS by multiple third party MFA suppliers.

Table to be updated on a monthly basis by mutual agreement throughout [***]

Invoicing by LXS upon [***] of MFA at LXS [***] site in [***]

Delivery Date to LXS	Volume		Price / $ /kg (estimate)		Total USD K
[***]	[	***]	[	***]	[	***]
[***]	[	***]	[	***]	[	***]
[***]	[	***]	[	***]	[	***]
[***]	[	***]	[	***]	[	***]
[***]	[	***]	[	***]	[	***]
[***]	[	***]	[	***]	[	***]
[***]	[	***]	[	***]	[	***]
[***]	[	***]	[	***]	[	***]
[***]	[	***]	[	***]	[	***]
[***]	[	***]	[	***]	[	***]
[***]	[	***]	[	***]	[	***]
[***]	[	***]	[	***]	[	***]
[***]	[	***]	[	***]	[	***]
[***]	[	***]	[	***]	[	***]
[***]	[	***]	[	***]	[	***]
[***]	[	***]	[	***]	[	***]
[***]	[	***]	[	***]	[	***]
[***]	[	***]	[	***]	[	***]

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Appendix 11.4 (c) – Third Party MFA Suppliers 9th January 2014

Relypsa has agreements in place with the following companies:

•	[***]

Lanxess has agreements in place with the following companies:

•	[***]

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.